Quarterly Earnings and
Supplemental Operating and Financial Data

March 31, 2011

LEXINGTON REALTY TRUST
SUPPLEMENTAL REPORTING PACKAGE
March 31, 2011

This Quarterly Earnings Release and Supplemental Reporting Package contains certain forward-looking statements which involve known and unknown risks, uncertainties or other factors not under Lexington’s control which may cause actual results, performance or achievements of Lexington to be materially different from the results, performance, or other expectations implied by these forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, those discussed under the headings “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” in Lexington’s periodic reports filed with the Securities and Exchange Commission, including risks related to:  (1) the authorization of Lexington’s Board of Trustees of future dividend declarations to achieve an annualized dividend paid in 2011 of $0.46 per common share, (2) the failure to continue to qualify as a real estate investment trust, (3) changes in general business and economic conditions, including the impact of the current global financial and credit crisis, (4) competition, (5) increases in real estate construction costs, (6) changes in interest rates, or (7) changes in accessibility of debt and equity capital markets. Copies of the periodic reports Lexington files with the Securities and Exchange Commission are available on Lexington’s web site at www.lxp.com. Forward-looking statements, which are based on certain assumptions and describe Lexington’s future plans, strategies and expectations, are generally identifiable by use of the words “believes,” “expects,” “intends,” “anticipates,” “estimates,” “projects”, “is optimistic” or similar expressions. Lexington undertakes no obligation to publicly release the results of any revisions to those forward-looking statements which may be made to reflect events or circumstances after the occurrence of unanticipated events. Accordingly, there is no assurance that Lexington’s expectations will be realized.

Lexington Realty Trust
TRADED: NYSE: LXP
One Penn Plaza, Suite 4015
New York NY 10119-4015

Contact:
Investor or Media Inquiries, T. Wilson Eglin, CEO
Lexington Realty Trust
Phone: (212) 692-7200 E-mail: tweglin@lxp.com

FOR IMMEDIATE RELEASE
Thursday, May 5, 2011

LEXINGTON REALTY TRUST REPORTS FIRST QUARTER 2011 RESULTS

New York, NY – May 5, 2011 – Lexington Realty Trust (“Lexington”) (NYSE:LXP), a real estate investment trust focused on single-tenant real estate investments, today announced results for the first quarter ended March 31, 2011.

First Quarter 2011 Highlights
•	Generated Company Funds From Operations (“Company FFO”) of $41.7 million or $0.25 per diluted common share/unit, adjusted for certain items.
•	Increased portfolio occupancy 190 basis points to 95.3%, highest level since 2007.
•	Executed 14 new and renewal leases, totaling approximately 1.7 million square feet.
•	Reduced consolidated debt by $71.1 million.
•	Disposed of interests in six properties for an aggregate gross sales price of $108.9 million at a weighted-average cap rate of 7.0%.
•	Refinanced existing credit facility with a $300.0 million secured revolving credit facility increasing the availability by $80.0 million and extending the maturity for three years.
•
Agreed to (1) lend up to approximately $18.0 million to fund the construction of a 99,000 square foot office property and (2) purchase the property upon completion of construction and commencement of a 15-year net lease at an initial cap rate of 9.5%.

Subsequent to Quarter End Highlights
•	Made a $14.2 million preferred equity investment in a joint venture formed to acquire a 210,000 square foot office property.
•
Contracted to (1) lend up to approximately $11.8 million to fund the construction of a 70,000 square foot office property and (2) purchase the property upon completion of construction and commencement of a 15-year net lease at an initial cap rate of 9.4%.

•	Acquired a property for $27.5 million.
•	Executed six new and renewal leases, totaling approximately 1.0 million square feet.

T. Wilson Eglin, President and Chief Executive Officer of Lexington, stated, “Our strong operating results represent evidence of the ongoing progress we are making in executing our business plan. In the first quarter, we disposed of six non-core properties for $108.9 million, reduced our consolidated debt by $71.1 million, executed new and renewal leases for 1.7 million square feet and raised overall portfolio occupancy 190 basis points to 95.3%. Since the end of the quarter, we closed an additional $41.7 million of accretive external growth opportunities. We will continue to pursue our strategy of monetizing non-core assets, reducing our debt and selectively redeploying our capital into assets with long-term leases, as we seek to increase value for shareholders.”

FINANCIAL RESULTS
Revenues

For the quarter ended March 31, 2011, total gross revenues were $83.3 million, compared with total gross revenues of $82.2 million for the quarter ended March 31, 2010.

Company FFO Attributable to Common Shareholders/Unitholders

The following presents in tabular form the items excluded from Company FFO for the periods presented (in millions, except for per diluted share/unit data):

	Three Months Ended March 31,
	2011	Per Diluted Share/Unit		2010	Per Diluted Share/Unit
Reported Company FFO(A)	$15.0	$0.09		$14.0	$0.10
Debt satisfaction charges (gains), net	0.6			(2.6)
Forward equity commitment	(6.0)			(2.1)
Impairment losses – real estate	29.6			28.0
Impairment losses – real estate noncontrolling interests	--			(3.1)
Impairment loss – JV	1.6			--
Other	0.9			0.2
Company FFO, as adjusted	$41.7	$0.25	(B)	$34.4	$0.25	(B)

(A)	A reconciliation of GAAP net loss to Company FFO is provided later in this press release. Reported Company FFO excludes the assumed settlement of the forward equity commitment.
(B)
Per diluted share/unit reflects the impact of estimated net common shares retired upon the assumed settlement of the forward equity commitment of (3,544,219) and (3,312,724) for the three months ended March 31, 2011 and 2010, respectively.

Net Loss Attributable to Common Shareholders

For the quarter ended March 31, 2011, net loss attributable to common shareholders was $(23.6) million, or a loss of $(0.21) per diluted share, compared with net loss attributable to common shareholders for the quarter ended March 31, 2010 of $(33.0) million, or a loss of $(0.27) per diluted share.

Capital Activities and Balance Sheet Update

Consolidated indebtedness was reduced in the first quarter by $71.1 million, including $56.0 million of non-recourse mortgage debt on five properties.

During the quarter, Lexington refinanced its existing $220.0 million secured revolving credit facility which was scheduled to mature in February 2011, with a $300.0 million secured revolving credit facility, which matures in January 2014 but can be extended to January 2015 at Lexington’s option. The new credit facility is secured by ownership interest pledges and guarantees by certain of Lexington’s subsidiaries. With the consent of the lenders, Lexington can increase the size of the secured revolving credit facility by $225.0 million, for a total facility size of $525.0 million. As of quarter end, no borrowings were outstanding under the facility.

Common Share Dividend/Distribution

During the quarter ended March 31, 2011, Lexington declared a regular quarterly dividend/distribution of $0.115 per common share/unit, which was paid in cash on April 15, 2011 to common shareholders/unitholders of record as of March 31, 2011.

OPERATING ACTIVITIES

Capital Recycling

During the first quarter of 2011, Lexington disposed of six properties to unrelated parties for an aggregate gross sales price of $108.9 million, representing a weighted-average cap rate of 7.0%.

Investments

During the first quarter of 2011, Lexington agreed (1) to lend up to approximately $18.0 million to fund the construction of a 99,000 square foot office property in Saint Joseph, Missouri and (2) to acquire the property upon completion of construction and commencement of the tenant lease, which is expected to occur in the second quarter of 2012. The property will be net-leased for a term of 15 years. No assurance can be provided that construction will be completed or the acquisition will be consummated.

Subsequent to quarter end, Lexington:

•
Made a preferred equity investment in a joint venture formed to acquire a 210,000 square foot office property in Aurora, Illinois (Chicago, IL-CBSA). Lexington contributed $14.2 million to the joint venture for an 87% preferred equity interest in the property. The property was purchased by a subsidiary of the joint venture for a gross purchase price of $15.9 million. The property is net-leased through September 2017. Lexington is entitled to a 15% internal rate of return, including a 9.6% current annual preferred return on its investment.

•
Agreed to (1) lend up to approximately $11.8 million to fund the construction of a 70,000 square foot office property in Huntington, West Virginia and (2) acquire the property for a maximum price of $13.0 million (9.4% initial cap rate) upon completion of construction and commencement of the tenant lease, which is expected to occur in the fourth quarter of 2011. The property will be net-leased for a term of 15 years. No assurance can be provided that construction will be completed or the acquisition will be consummated.

•
Acquired a 514,000 square foot industrial facility in Byhalia, Mississippi (Memphis, TN-CBSA) for $27.5 million (9.3% initial cap rate). The facility is net-leased for a 15-year term. Lexington has locked rate on a $15.0 million, 4.71% interest only non-recourse mortgage loan, which matures in 2016.

In addition to funding the construction of the build-to-suit properties in Saint Joseph, Missouri and Huntington, West Virginia, we continue to fund the construction of the previously announced build-to-suit property in Shelby, North Carolina. The total take-out acquisition price for these three build-to-suit properties is expected to be $55.0 million.

Leasing Activity

For the quarter ended March 31, 2011, 14 new and renewal leases for 1.7 million square feet were executed in Lexington’s portfolio. At March 31, 2011, Lexington’s overall portfolio was 95.3% leased.

2011 EARNINGS GUIDANCE

Lexington’s estimate of Company FFO remains unchanged at $0.90 to $0.93 per diluted share for the year ended December 31, 2011. This guidance is forward looking, excludes the impact of certain items and is based on current expectations.

FIRST QUARTER 2011 CONFERENCE CALL

Lexington will host a conference call today, Thursday, May 5, 2011, at 11:00 a.m. Eastern Time, to discuss its results for the quarter ended March 31, 2011. Interested parties may participate in this conference call by dialing (888) 438-5525 or (719) 457-2683. A replay of the call will be available through May 19, 2011, at (877) 870-5176 or (858) 384-5517, pin: 5936868. A live webcast of the conference call will be available at www.lxp.com within the Investor Relations section.

ABOUT LEXINGTON REALTY TRUST

Lexington Realty Trust is a real estate investment trust that owns, invests in, and manages office, industrial and retail properties net-leased to major corporations throughout the United States and provides investment advisory and asset management services to investors in the net lease area. Lexington shares are traded on the New York Stock Exchange under the symbol “LXP”. Additional information about Lexington is available on-line at www.lxp.com or by contacting Lexington Realty Trust, One Penn Plaza, Suite 4015, New York, New York 10119-4015, Attention: Investor Relations.

This release contains certain forward-looking statements which involve known and unknown risks, uncertainties or other factors not under Lexington’s control which may cause actual results, performance or achievements of Lexington to be materially different from the results, performance, or other expectations implied by these forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, those discussed under the headings “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” in Lexington’s periodic reports filed with the Securities and Exchange Commission, including risks related to: (1) the authorization by Lexington’s Board of Trustees of future dividend declarations to achieve an annualized dividend paid in 2011 of $0.46 per common share, (2) Lexington’s ability to achieve its estimate of Company FFO for the year ended December 31, 2011, (3) the failure to continue to qualify as a real estate investment trust, (4) changes in general business and economic conditions, including the impact of the current global financial and credit crisis, (5) competition, (6) increases in real estate construction costs, (7) changes in interest rates, or (8) changes in accessibility of debt and equity capital markets. Copies of the periodic reports Lexington files with the Securities and Exchange Commission are available on Lexington’s web site at www.lxp.com. Forward-looking statements, which are based on certain assumptions and describe Lexington’s future plans, strategies and expectations, are generally identifiable by use of the words “believes,” “expects,” “intends,” “anticipates,” “estimates,” “projects”, “is optimistic” or similar expressions. Lexington undertakes no obligation to publicly release the results of any revisions to those forward-looking statements which may be made to reflect events or circumstances after the occurrence of unanticipated events. Accordingly, there is no assurance that Lexington’s expectations will be realized.

References to Lexington refer to Lexington Realty Trust and its consolidated subsidiaries. All interests in properties are held through special purpose entities, which are separate and distinct legal entities, but consolidated for financial statement purposes and/or disregarded for income tax purposes.

LEXINGTON REALTY TRUST AND CONSOLIDATED SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
Three months ended March 31, 2011 and 2010
(Unaudited and in thousands, except share and per share data)

	2011	2010
Gross revenues:
Rental	$74,357	$72,684
Advisory and incentive fees	296	414
Tenant reimbursements	8,616	9,052
Total gross revenues	83,269	82,150

Expense applicable to revenues:
Depreciation and amortization	(39,483)	(39,970)
Property operating	(17,120)	(17,278)
General and administrative	(5,450)	(5,978)
Non-operating income	2,998	2,226
Interest and amortization expense	(27,107)	(30,322)
Debt satisfaction gains (charges), net	19	(762)
Change in value of forward equity commitment	5,993	2,077

Income (loss) before benefit (provision) for income taxes, equity in earnings of non-consolidated entities and discontinued operations	3,119	(7,857)
Benefit (provision) for income taxes	1,523	(637)
Equity in earnings of non-consolidated entities	3,999	5,239
Income (loss) from continuing operations	8,641	(3,255)

Discontinued operations:
Income (loss) from discontinued operations	638	(1,903)
Provision for income taxes	(1)	(4)
Debt satisfaction gains (charges), net	(603)	3,385
Gains on sales of properties	4,899	446
Impairment charges	(29,567)	(27,995)
Total discontinued operations	(24,634)	(26,071)
Net loss	(15,993)	(29,326)
Less net (income) loss attributable to noncontrolling interests	(1,446)	2,559
Net loss attributable to Lexington Realty Trust shareholders	(17,439)	(26,767)
Dividends attributable to preferred shares – Series B	(1,590)	(1,590)
Dividends attributable to preferred shares – Series C	(1,690)	(1,702)
Dividends attributable to preferred shares – Series D	(2,926)	(2,926)
Dividends attributable to non-vested common shares	(79)	(62)
Redemption discount – Series C	86	--
Net loss attributable to common shareholders	$(23,638)	$(33,047)

Income (loss) per common share – basic:
Income (loss) from continuing operations	$0.01	$(0.08)
Loss from discontinued operations	(0.17)	(0.19)
Net loss attributable to common shareholders	$(0.16)	$(0.27)

Weighted-average common shares outstanding – basic	146,175,508	121,472,739

Loss per common share – diluted:
Loss from continuing operations	$(0.04)	$(0.08)
Loss from discontinued operations	(0.17)	(0.19)
Net loss attributable to common shareholders	$(0.21)	$(0.27)

Weighted-average common shares outstanding – diluted	142,631,289	121,472,739

Amounts attributable to common shareholders:
Income (loss) from continuing operations	$775	$(10,248)
Loss from discontinued operations	(24,413)	(22,799)
Net loss attributable to common shareholders	$(23,638)	$(33,047)

LEXINGTON REALTY TRUST AND CONSOLIDATED SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
March 31, 2011 (unaudited) and December 31, 2010
(In thousands, except share and per share data)

	2011	2010
Assets:
Real estate, at cost	$3,219,514	$3,363,586
Investments in real estate under construction	18,343	11,258
Less: accumulated depreciation and amortization	604,219	601,239
	2,633,638	2,773,605
Property held for sale – discontinued operations	7,393	7,316
Intangible assets, net	189,195	203,495
Cash and cash equivalents	76,928	52,644
Restricted cash	28,424	26,644
Investment in and advances to non-consolidated entities	74,280	72,480
Deferred expenses, net	43,528	39,912
Loans receivable, net	90,266	88,937
Rent receivable – current	7,158	7,498
Rent receivable – deferred	8,679	6,293
Other assets	63,081	56,172
Total assets	$3,222,570	$3,334,996

Liabilities and Equity:
Liabilities:
Mortgages and notes payable	$1,413,434	$1,481,216
Exchangeable notes payable	61,604	61,438
Convertible notes payable	103,695	103,211
Trust preferred securities	129,120	129,120
Dividends payable	23,120	23,071
Liabilities – discontinued operations	292	3,876
Accounts payable and other liabilities	45,914	51,292
Accrued interest payable	7,936	13,989
Deferred revenue - below market leases, net	94,202	96,490
Prepaid rent	24,953	15,164
	1,904,270	1,978,867
Commitments and contingencies

Equity:
Preferred shares, par value $0.0001 per share; authorized 100,000,000 shares, Series B Cumulative Redeemable Preferred, liquidation preference $79,000, 3,160,000 shares issued and outstanding	76,315	76,315
Series C Cumulative Convertible Preferred, liquidation preference $103,995 and $104,760, 2,079,904 and 2,095,200 shares issued and outstanding in 2011 and 2010, respectively	101,035	101,778
Series D Cumulative Redeemable Preferred, liquidation preference $155,000, 6,200,000 shares issued and outstanding	149,774	149,774
Common shares, par value $0.0001 per share; authorized 400,000,000 shares, 147,084,403 and 146,552,589 shares issued and outstanding in 2011 and 2010, respectively	15	15
Additional paid-in-capital	1,941,116	1,937,942
Accumulated distributions in excess of net income	(1,026,035)	(985,562)
Accumulated other comprehensive income (loss)	526	(106)
Total shareholders’ equity	1,242,746	1,280,156
Noncontrolling interests	75,554	75,973
Total equity	1,318,300	1,356,129
Total liabilities and equity	$3,222,570	$3,334,996

LEXINGTON REALTY TRUST AND CONSOLIDATED SUBSIDIARIES
COMPANY EARNINGS PER SHARE
(Unaudited and in thousands, except share and per share data)

	Three Months Ended March 31,
	2011	2010
EARNINGS PER SHARE:
Basic:
Income (loss) from continuing operations attributable to common shareholders	$775	$(10,248)
Loss from discontinued operations attributable to common shareholders	(24,413)	(22,799)
Net loss attributable to common shareholders	$(23,638)	$(33,047)

Weighted-average number of common shares outstanding	146,175,508	121,472,739
Income (loss) per common share:
Income (loss) from continuing operations	$0.01	$(0.08)
Loss from discontinued operations	(0.17)	(0.19)
Net loss attributable to common shareholders	$(0.16)	$(0.27)

Diluted:
Income (loss) from continuing operations attributable to common shares	$775	$(10,248)
Deduct change in value of forward equity commitment	(5,993)	--
Loss from continuing operations attributable to common shareholders	(5,218)	(10,248)
Loss from discontinued operations attributable to common shareholders	(24,413)	(22,799)
Net loss attributable to common shareholders	$(29,631)	$(33,047)

Weighted-average number of common shares outstanding – basic	146,175,508	121,472,739
Forward equity commitment settlement	(3,544,219)	--
Weighted-average number of common shares outstanding – diluted	142,631,289	121,472,739
Loss per common share:
Loss from continuing operations	$(0.04)	$(0.08)
Loss from discontinued operations	(0.17)	(0.19)
Net loss attributable to common shareholders	$(0.21)	$(0.27)

LEXINGTON REALTY TRUST AND CONSOLIDATED SUBSIDIARIES
COMPANY FUNDS FROM OPERATIONS PER SHARE
(Unaudited and in thousands, except share and per share data)

	Three Months Ended March 31,
	2011	2010
COMPANY FUNDS FROM OPERATIONS: (1)
Basic and Diluted:
Net loss attributable to common shareholders	$(23,638)	$(33,047)
Adjustments:
Depreciation and amortization	38,596	43,122
Noncontrolling interests - OP units	440	309
Amortization of leasing commissions	907	1,073
Joint venture and noncontrolling interest adjustment	(295)	(320)
Preferred dividends - Series C	1,604	1,702
Gains on sales of properties	(4,899)	(446)
Interest and amortization on 6.00% Convertible Notes	2,327	1,633
Company FFO	$15,042	$14,026

Basic:
Weighted-average common shares outstanding – basic	146,175,508	121,472,739
6.00% Convertible Notes	16,230,905	11,581,182
Non-vested share-based payment awards	121,881	44,341
Operating Partnership Units	4,899,320	5,389,257
Preferred Shares – Series C	5,092,475	5,099,507
Weighted-average common shares outstanding	172,520,089	143,587,026
Company FFO per common share - Basic	$0.09	$0.10

Diluted:
Weighted-average common shares outstanding – basic	146,175,508	121,472,739
6.00% Convertible Notes	16,230,905	11,581,182
Non-vested share-based payment awards	121,881	44,341
Operating Partnership Units	4,899,320	5,389,257
Preferred Shares – Series C	5,092,475	5,099,507
Options – Incremental shares	388,991	--
Weighted-average common shares outstanding	172,909,080	143,587,026
Company FFO per common share – Diluted	$0.09	$0.10

1 Lexington believes that Funds from Operations (“FFO”) is a widely recognized and appropriate measure of the performance of an equity REIT. Lexington presents FFO because it considers FFO an important supplemental measure of Lexington’s operating performance. Lexington believes FFO is frequently used by securities analysts, investors and other interested parties in the evaluation of REITs, many of which present FFO when reporting their results. FFO is intended to exclude generally accepted accounting principles (“GAAP”) historical cost depreciation and amortization of real estate and related assets, which assumes that the value of real estate diminishes ratably over time. Historically, however, real estate values have risen or fallen with market conditions. As a result, FFO provides a performance measure that, when compared year over year, reflects the impact to operations from trends in occupancy rates, rental rates, operating costs, development activities, interest costs and other matters without the inclusion of depreciation and amortization, providing perspective that may not necessarily be apparent from net income.

FFO is determined in accordance with standards established by the National Association of Real Estate Investment Trusts, Inc. (“NAREIT”). FFO is defined by NAREIT as “net income (or loss) computed in accordance with GAAP, excluding gains (or losses) from sales of property, plus real estate depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures.” FFO does not represent cash generated from operating activities in accordance with GAAP and is not indicative of cash available to fund cash needs. FFO should not be considered as an alternative to net income as an indicator of our operating performance or as an alternative to cash flow as a measure of liquidity.

Lexington includes in its calculation of FFO, which Lexington refers to as the “Company’s funds from operations” or “Company FFO,” Lexington’s operating partnership units, Lexington’s Series C Cumulative Convertible Preferred Shares, and Lexington’s 6.00% Convertible Notes because these securities are convertible, at the holder’s option, into Lexington’s common shares. Management believes this is appropriate and relevant to securities analysts, investors and other interested parties because Lexington presents Company FFO on a company-wide basis as if all securities that are convertible, at the holder’s option, into Lexington’s common shares, are converted. Since others do not calculate FFO in a similar fashion, Company FFO may not be comparable to similarly titled measures as reported by others.

# # #

LEXINGTON REALTY TRUST
2011 First Quarter Disposition Summary

	NEW LEASES
	Tenants/Guarantors	Location		Lease Expiration Date	Sq. Ft.	New Cash Rent Per Annum ($000)(1)	New GAAP Rent Per Annum ($000)(1)
	Office/Multi-Tenant
1	Rhoda Hood	Honolulu	HI	12/2011	349	$4	$4
2	Consumer Credit Counseling Service of Greater Atlanta, Inc.	Decatur	GA	05/2014	1,083	$21	$21
3	Café 160	Decatur	GA	01/2014	1,334	$12	$12
4	Rachel McKenna and Shannon Gray Jacklin	Honolulu	HI	02/2012	444	$2	$2
5	Triumph Services, LLC	Glen Allen	VA	06/2016	2,034	$22	$22
6	Consummate Works LLC	Decatur	GA	08/2016	2,594	$35	$35
7	DLA Piper LLP (US)	Baltimore	MD	11/2016	5,953	$111	$111
7	Total new office/multi-tenant leases				13,791	$207	$207
	Industrial
1	Wagner Industries, Inc. (2)	Jacksonville	FL	01/2014	168,800	$140	$136
2	Northtec LLC (The Estee Lauder Companies Inc.)	Bristol	PA	10/2026	241,977	$498	$1,123
3	Goss International Americas, Inc. (Goss International Corporation) (3)	Durham	NH	03/2026	500,500	$2,400	$2,400
4	Owens Corning Insulating Systems, LLC	Hebron	OH	05/2011	168,960	$371	$371
4	Total new industrial leases				1,080,237	$3,409	$4,030
	Retail/Multi-Tenant
1	Fielding Martinez, LLC	Baltimore	MD	03/2021	1,486	$40	$40
1	Total new retail/multi-tenant leases				1,486	$40	$40
12	TOTAL NEW LEASES				1,095,514	$3,656	$4,277

	LEASE EXTENSIONS
	Tenants/Guarantors	Location		Prior Term	Lease Expiration Date	Sq. Ft.	New Cash Rent Per Annum ($000)(1)	Prior Cash Rent Per Annum ($000)	New GAAP Rent Per Annum ($000)(1)	Prior GAAP Rent Per Annum ($000)

	Office/Multi-Tenant
1	Bank of America, National Association	Brea	CA	06/2012	06/2019	637,503	$7,650	$8,710	$8,431	$8,794
2	Profiles Financial Group, Inc.	Beaumont	TX	01/2011	01/2013	2,145	$33	$32	$33	$32
2	TOTAL LEASE EXTENSIONS					639,648	$7,683	$8,742	$8,464	$8,826

14	TOTAL NEW AND EXTENDED LEASES					1,735,162	$11,339	$8,742	$12,741	$8,826

LEXINGTON REALTY TRUST
2011 First Quarter Disposition Summary

	LEASE NON-RENEWAL
	Tenants/Guarantors	Location		Lease Expiration Date	Sq. Ft.	Prior Cash Rent Per Annum ($000)	Prior GAAP Rent Per Annum ($000)
	Office
1	HSBC Card Services, Inc. (HSBC Finance Corporation)	Tulsa	OK	01/2011	101,100	$1,434	$1,434
2	The Wackenhut Corporation	Palm Beach Gardens	FL	02/2011	96,118	$1,813	$1,811

2	TOTAL LEASE NON-RENEWALS				197,218	$3,247	$3,245

Footnotes
(1)	Assumes twelve months rent from the later of 04/01/2011 or lease commencement/extension.
(2)	Investment held in Net Lease Strategic Assets Fund L.P., rent amounts reflect Lexington's 47.73% ownership percentage.
(3)	Term commences 03/31/2021 at expiration of current tenant's lease term.

LEXINGTON REALTY TRUST
2011 First Quarter Disposition Summary

	DISPOSITIONS
	Tenants/Guarantors	Location		Property Type	Gross Sale Price ($000)	Annualized NOI ($000)	Month of Disposition
1	Vacant	New Kingstown	PA	Industrial	$3,650	$(160)	January
2	Vacant (1)	Swedesboro	NJ	Industrial	$9,050	$(373)	January
3	Ong’s Family, Inc.	Carrollton	TX	Retail	$2,575	$277	January
4	Vacant	Montgomery	AL	Retail	$-	$(5)	January
5	Multi-Tenant	Parsippany	NJ	Multi-Tenant/Office	$63,100	$4,906	February
6	Harbor Freight Tools USA, Inc. (Central Purchasing, Inc.) (1)	Dillon	SC	Industrial	$30,500	$3,010	March

6	TOTAL DISPOSITIONS				$108,875	$7,655

Footnotes
(1)	Gross sales price includes mortage debt balance assumed by buyer in connection with the sale.

LEXINGTON REALTY TRUST
Property Leases and Vacancies - Consolidated Portfolio - 3/31/2011

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Year Built/ Renovated/ Expanded	Sq.Ft. Leased or Available (1)	Cash Rent as of 3/31/2011 ($000) (2)	GAAP Base Rent as of 3/31/2011 ($000) (3)
OFFICE PROPERTIES
2011	9/30/2011	200 Lucent Ln.	Cary	NC	--	Alcatel-Lucent USA, Inc.	1999	124,944	587	515
	11/30/2011	4000 Johns Creek Pkwy.	Suwanee	GA	--	PerkinElmer Instruments, LLC	2001	13,955	139	120
	12/31/2011	2050 Roanoke Rd.	Westlake	TX	(17)	Chrysler Financial Services Americas, LLC	2001	130,290	915	864
		37101 Corporate Dr.	Farmington Hills	MI	--	Continental Automotive Systems, Inc.	2001	119,829	1,968	1,244
2012	1/31/2012	1275 Northwest 128th St.	Clive	IA	--	Principal Life Insurance Company	2004	61,180	200	200
		26210 and 26220 Enterprise Court	Lake Forest	CA	--	Apria Healthcare, Inc. (Apria Healthcare Group, Inc.)	2001	100,012	504	448
		4000 Johns Creek Pkwy.	Suwanee	GA	--	Kraft Foods Global, Inc.	2001	73,264	360	346
	3/31/2012	120 East Shore Dr.	Glen Allen	VA	--	Capital One Services, LLC	2000	77,045	183	192
		1701 Market St.	Philadelphia	PA	(4)	Car-Tel Communications, Inc.	1957/1997	1,220	12	12
		3940 South Teller St.	Lakewood	CO	--	MoneyGram Payment Systems, Inc.	2002	68,165	310	217
	8/31/2012	2706 Media Center Dr.	Los Angeles	CA	--	Sony Electronics, Inc.	2000	20,203	53	53
		5757 Decatur Blvd.	Indianapolis	IN	--	Allstate Insurance Company	2002	84,200	343	387
						Damar Services, Inc.	2002	5,756	11	11
	10/31/2012	4455 American Way	Baton Rouge	LA	--	Bell South Mobility Inc.	1997	70,100	289	278
	11/7/2012	2706 Media Center Dr.	Los Angeles	CA	--	Playboy Enterprises, Inc.	2000	63,049	387	314
	11/14/2012	2211 South 47th St.	Phoenix	AZ	--	Avnet, Inc.	1997	176,402	602	565
	12/31/2012	200 Executive Blvd. South	Southington	CT	--	Hartford Fire Insurance Company	1984/2006	153,364	419	406
2013	1/31/2013	12600 Gateway Blvd.	Fort Meyers	FL	--	Gartner, Inc.	1998	62,400	283	273
		810 & 820 Gears Rd.	Houston	TX	--	IKON Office Solutions, Inc.	2000	157,790	574	563
	3/31/2013	3165 McKelvey Rd.	Bridgeton	MO	--	BJC Health System	1981	52,994	96	132
	4/30/2013	Sandlake Rd./Kirkman Rd.	Orlando	FL	--	Lockheed Martin Corporation	1982	184,000	240	467
	5/31/2013	6303 Barfield Rd.	Atlanta	GA	--	International Business Machines Corporation (Internet Security Systems, Inc.)	2000/2001	238,600	1,235	1,220
	6/30/2013	2210 Enterprise Dr.	Florence	SC	--	JPMorgan Chase Bank, National Association	1998	179,300	314	314
	9/30/2013	9200 South Park Center Loop	Orlando	FL	--	Corinthian Colleges, Inc.	2003	59,927	330	290
	11/30/2013	10475 Crosspoint Blvd.	Indianapolis	IN	--	Yellow Book Sales and Distribution Company, Inc.	1999	3,764	16	16
		1110 Bayfield Dr.	Colorado Springs	CO	--	Honeywell International, Inc.	1980/1990/ 2002	166,575	0	400
	12/13/2013	3333 Coyote Hill Rd.	Palo Alto	CA	--	Xerox Corporation	1973/1975/ 1982	202,000	875	848
	12/31/2013	2550 Interstate Dr.	Harrisburg	PA	--	New Cingular Wireless PCS, LLC	1998	81,859	476	468
2014	1/31/2014	1701 Market St.	Philadelphia	PA	(4)	Morgan, Lewis & Bockius, LLP	1957/1997	290,565	1,116	1,116
	3/15/2014	101 East Erie St.	Chicago	IL	--	Draftfcb, Inc. (Interpublic Group of Companies, Inc.)	1986	212,988	1,025	1,243
	5/31/2014	3476 Stateview Blvd.	Fort Mill	SC	--	Wells Fargo Bank, N.A.	2002	169,083	645	634
		3480 Stateview Blvd.	Fort Mill	SC	--	Wells Fargo Bank, N.A.	2004	169,218	886	863
		859 Mount Vernon Hwy.	Atlanta	GA	(8)	International Business Machines Corporation (Internet Security Systems, Inc.) / Problem Solved, LLC (iXP Corporation)	2004	50,400	313	257
	7/31/2014	16676 Northchase Dr.	Houston	TX	--	Anadarko Petroleum Corporation	2003	101,111	412	407
	9/30/2014	333 Mt. Hope Ave.	Rockaway	NJ	--	BASF Corporation	1981/2002/ 2004	95,500	561	531
	10/31/2014	1409 Centerpoint Blvd.	Knoxville	TN	--	Alstom Power, Inc.	1997	84,404	416	405
		2800 Waterford Lake Dr.	Midlothian	VA	--	Alstom Power, Inc.	2000	99,057	518	504
		700 US Hwy. Route 202-206	Bridgewater	NJ	--	Biovail Pharmaceuticals, Inc. (Biovail Corporation)	1985/2003/ 2004	115,558	578	712
	12/14/2014	22011 Southeast 51st St.	Issaquah	WA	--	OSI Systems, Inc. (Instrumentarium Corporation)	1987	95,600	499	472
		5150 220th Ave.	Issaquah	WA	--	OSI Systems, Inc. (Instrumentarium Corporation)	1992	106,944	567	538
	12/31/2014	1066 Main St.	Forest Park	GA	--	Bank of America, NA (Bank of America Corporation)	1969	14,859	50	50
		1698 Mountain Industrial Blvd.	Stone Mountain	GA	--	Bank of America, NA (Bank of America Corporation)	1973	5,704	24	24
		180 South Clinton St.	Rochester	NY	--	Frontier Corporation	1988/2000	226,000	744	743

LEXINGTON REALTY TRUST
Property Leases and Vacancies - Consolidated Portfolio - 3/31/2011

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Year Built/ Renovated/ Expanded	Sq.Ft. Leased or Available (1)	Cash Rent as of 3/31/2011 ($000) (2)	GAAP Base Rent as of 3/31/2011 ($000) (3)
OFFICE PROPERTIES
		201 West Main St.	Cumming	GA	--	Bank of America, NA (Bank of America Corporation)	1968/1982	14,208	50	50
		2223 North Druid Hills Rd.	Atlanta	GA	--	Bank of America, NA (Bank of America Corporation)	1972	6,260	28	28
		275 Technology Dr.	Canonsburg	PA	--	ANSYS, Inc.	1996	107,872	357	344
		400 Butler Farm Rd.	Hampton	VA	--	Nextel Communications of the Mid-Atlantic, Inc. (Nextel Finance Company)	1999	100,632	314	310
		4545 Chamblee – Dunwoody Rd.	Chamblee	GA	--	Bank of America, NA (Bank of America Corporation)	1972	4,565	22	22
		825 Southway Dr.	Jonesboro	GA	--	Bank of America, NA (Bank of America Corporation)	1971	4,894	19	19
		956 Ponce de Leon Ave.	Atlanta	GA	--	Bank of America, NA (Bank of America Corporation)	1975	3,900	20	20
2015	1/31/2015	26555 Northwestern Hwy.	Southfield	MI	--	Federal-Mogul Corporation	1963/1965/ 1988/1989	187,163	290	355
	4/30/2015	13775 McLearen Rd.	Herndon	VA	--	Equant, Inc. (Equant, NV)	1985/1986/ 1992/1999	125,293	541	534
	7/1/2015	33 Commercial St.	Foxboro	MA	--	Invensys Systems, Inc. (Siebe, Inc.)	1982/1987	164,689	2,907	890
	7/31/2015	4001 International Pkwy.	Carrollton	TX	--	Motel 6 Operating, LP (Accor S.A.)	2003	138,443	800	799
	9/27/2015	10001 Richmond Ave.	Houston	TX	--	Baker Hughes Incorporated	1976	554,385	6,567	1,844
		12645 West Airport Rd.	Sugar Land	TX	--	Baker Hughes Incorporated	1997	165,836	1,667	486
	9/30/2015	500 Olde Worthington Rd.	Westerville	OH	--	InVentiv Communications, Inc.	2000	97,000	278	314
		550 Business Center Dr.	Lake Mary	FL	--	JPMorgan Chase Bank, National Association	1999	125,920	458	524
		600 Business Center Dr.	Lake Mary	FL	--	JPMorgan Chase Bank, National Association	1996	125,155	439	513
	10/31/2015	12209 West Markham St.	Little Rock	AR	--	Entergy Arkansas, Inc.	1980	36,311	59	59
2016	4/30/2016	11511 Luna Rd.	Farmers Branch	TX	--	Haggar Clothing Company (Texas Holding Clothing Corporation and Haggar Corporation)	2000	180,507	562	797
		2000 Eastman Dr.	Milford	OH	--	Siemens Corporation	1991	221,215	622	456
	10/31/2016	104 & 110 South Front St.	Memphis	TN	--	Hnedak Bobo Group Inc.	1871/1980/ 1988/1999	37,229	121	125
2017	4/30/2017	1315 West Century Dr.	Louisville	CO	--	Global Healthcare Exchange, Inc. (Global Healthcare Exchange, LLC)	1987/2006	106,877	380	400
	9/30/2017	9201 East Dry Creek Rd.	Centennial	CO	--	The Shaw Group, Inc.	2001/2002	128,500	570	593
	11/30/2017	6200 Northwest Pkwy.	San Antonio	TX	--	United HealthCare Services, Inc.	2000	142,500	445	467
2018	5/30/2018	13651 McLearen Rd.	Herndon	VA	--	United States of America	1987	159,644	783	846
	6/30/2018	100 Barnes Rd.	Wallingford	CT	--	3M Company	1978/1985/ 1990/1993	44,400	114	127
	7/31/2018	4300 RCA Blvd.	Palm Beach Gardens	FL	--	Office Suites Plus Properties, Inc.	1996	18,400	122	123
	9/30/2018	1701 Market St.	Philadelphia	PA	(4)	CBC Restaurant Corp.	1957/1997	8,070	52	53
	11/30/2018	4201 Marsh Ln.	Carrollton	TX	--	Carlson Restaurants Worldwide, Inc. (Carlson Companies, Inc.)	2003	130,000	482	494
	12/22/2018	5200 Metcalf Ave.	Overland Park	KS	--	Swiss Re America Holding Corporation	1980/1990/ 2004/2005	320,198	1,153	1,161
2019	4/1/2019	9201 Stateline Rd.	Kansas City	MO	--	Swiss Re America Holding Corporation	1963/1973/ 1985/2003	155,925	531	531
	6/19/2019	3965 Airways Blvd.	Memphis	TN	--	Federal Express Corporation	1982/1983/ 1985	521,286	1,703	1,753
	6/30/2019	275 South Valencia Ave.	Brea	CA	--	Bank of America, National Association	1983	637,503	2,178	2,164
	7/31/2019	500 Jackson St.	Columbus	IN	--	Cummins, Inc.	1984	390,100	1,107	1,135
	10/31/2019	10475 Crosspoint Blvd.	Indianapolis	IN	--	John Wiley & Sons, Inc.	1999	123,416	532	567
	12/31/2019	850-950 Warrenville Rd.	Lisle	IL	--	National-Louis University	1984	91,879	340	391
2020	1/31/2020	10300 Kincaid Dr.	Fishers	IN	--	Roche Diagnostics Operations, Inc.	1999	193,000	832	856
	2/14/2020	5600 Broken Sound Blvd.	Boca Raton	FL	--	Océ Printing Systems USA, Inc. (Oce-USA Holding, Inc.)	1983/2002	143,290	541	561
	7/8/2020	1460 Tobias Gadsen Blvd.	Charleston	SC	--	Hagemeyer North America, Inc.	2005	50,076	195	210
2021	3/31/2021	1311 Broadfield Blvd.	Houston	TX	--	Transocean Offshore Deepwater Drilling, Inc. (Transocean Sedco Forex, Inc.)	2000	155,040	765	656
	6/30/2021	1415 Wyckoff Rd.	Wall	NJ	--	New Jersey Natural Gas Company	1983	157,511	828	828
	11/30/2021	29 South Jefferson Rd.	Whippany	NJ	--	CAE SimuFlite, Inc. (HP Whippany, LLC)	2006/2008	123,734	590	582
2022	12/31/2022	147 Milk St.	Boston	MA	--	Harvard Vanguard Medical Associates, Inc.	1910	52,337	383	415

LEXINGTON REALTY TRUST
Property Leases and Vacancies - Consolidated Portfolio - 3/31/2011

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Year Built/ Renovated/ Expanded	Sq.Ft. Leased or Available (1)	Cash Rent as of 3/31/2011 ($000) (2)	GAAP Base Rent as of 3/31/2011 ($000) (3)
OFFICE PROPERTIES
2023	3/31/2023	6555 Sierra Dr.	Irving	TX	--	TXU Energy Retail Company, LLC (Texas Competitive Electric Holdings Company, LLC)	1999	247,254	739	738
		8900 Freeport Pkwy.	Irving	TX	--	Nissan Motor Acceptance Corporation (Nissan North America, Inc.)	2003	268,445	760	818
	7/31/2023	11201 Renner Blvd.	Lenexa	KS	--	Applebee’s Services, Inc. (DineEquity, Inc.)	2007	178,000	904	976
2025	11/30/2025	11707 Miracle Hills Dr.	Omaha	NE	--	Infocrossing, Inc.	1989/1995	85,200	292	292
	12/31/2025	2005 East Technology Cir.	Tempe	AZ	--	Infocrossing, Inc.	1998	60,000	282	282
2026	12/29/2026	5500 New Albany Road	Columbus	OH	--	Evans, Mechwart, Hambleton & Tilton, Inc.	2005	104,807	380	436
2029	1/31/2029	6226 West Sahara Ave.	Las Vegas	NV	--	Nevada Power Company	1983/1994	282,000	2,018	1,063
	12/31/2029	400 East Stone Ave.	Greenville	SC	(9)	Canal Insurance Company	1948/1981/ 1982/1986/ 1991/2006/ 2008	128,041	231	0
N/A	N/A	101 East Erie St.	Chicago	IL	--	(Available for Lease)	1986	17,716	0	0
		10475 Crosspoint Blvd.	Indianapolis	IN	--	(Available for Lease)	1999	13,867	0	0
		1701 Market St.	Philadelphia	PA	(4)	(Available for Lease)	1957/1997	5,315	0	0
						Parking Operators	1957/1997	0	582	582
		850-950 Warrenville Rd.	Lisle	IL	--	(Available for Lease)	1984	7,535	0	0
OFFICE TOTAL/WEIGHTED AVERAGE						99.6%		12,222,521	$57,010	$48,251

LEXINGTON REALTY TRUST
Property Leases and Vacancies - Consolidated Portfolio - 3/31/2011

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Year Built/ Renovated/ Expanded	Sq. Ft. Leased or Available (1)	Cash Rent as of 3/31/2011 ($000) (2)	GAAP Base Rent as of 3/31/2011 ($000) (3)
INDUSTRIAL PROPERTIES
2011	5/31/2011	191 Arrowhead Dr.	Hebron	OH	--	Owens Corning Insulating Systems, LLC	1999	168,960	33	33
		200 Arrowhead Dr.	Hebron	OH	--	Owens Corning Insulating Systems, LLC	2000	400,522	200	200
2012	2/15/2012	1601 Pratt Ave.	Marshall	MI	--	Enbridge Energy, Limited Partnership	1979	58,300	46	46
	8/4/2012	101 Michelin Dr.	Laurens	SC	--	CEVA Logistics U.S., Inc. (TNT Logistics Holdings, B.V.)	1991/1993	1,164,000	853	826
		7111 Crabb Rd.	Temperance	MI	--	CEVA Logistics U.S., Inc. (TNT Logistics Holdings, B.V.)	1978/1993	744,570	572	553
	10/31/2012	43955 Plymouth Oaks Blvd.	Plymouth	MI	--	Tower Automotive Operations USA I, LLC (Tower Automotive Inc.)	1996/1998	290,133	471	459
	12/31/2012	245 Salem Church Rd.	Mechanicsburg	PA	--	Exel, Inc. (NFC plc)	1985	252,000	217	216
2013	5/31/2013	2203 Sherrill Dr.	Statesville	NC	--	Ozburn-Hessey Logistics, LLC (OHH Acquisition Corporation)	1999/2002	639,800	413	413
	12/31/2013	1133 Poplar Creek Rd.	Henderson	NC	--	Staples, Inc. (Corporate Express, Inc.)	1998/2006	196,946	219	203
2014	1/1/2014	2415 US Hwy. 78 East	Moody	AL	--	CEVA Logistics U.S., Inc. (TNT Logistics Holdings, B.V.)	2004	595,346	263	263
	12/31/2014	3686 South Central Ave.	Rockford	IL	--	Jacobson Warehouse Company, Inc. (Jacobson Distribution Company, Inc. and Jacobson Transportation Company, Inc.)	1998	90,000	101	78
		75 North St.	Saugerties	NY	(7)(15)	Rotron Incorporated (EG&G, Inc.)	1979/1992	52,000	31	58
2015	12/31/2015	749 Southrock Dr.	Rockford	IL	--	Jacobson Warehouse Company, Inc. (Jacobson Distribution Company, Inc. and Jacobson Transportation Company, Inc.)	1992	150,000	119	122
2016	2/28/2016	7670 Hacks Cross Rd.	Olive Branch	MS	--	MAHLE Clevite, Inc. (MAHLE Industries, Inc.)	1989	268,104	239	229
	3/31/2016	19500 Bulverde Rd.	San Antonio	TX	--	Harcourt Inc. (Harcourt General, Inc.)	2001	559,258	833	857
		2455 Premier Dr.	Orlando	FL	--	Walgreen Co.	1980	205,016	127	196
	5/31/2016	291 Park Center Dr.	Winchester	VA	--	Kraft Foods Global, Inc.	2001	344,700	402	322
	8/31/2016	10590 Hamilton Ave.	Cincinnati	OH	--	The Hillman Group, Inc.	1991/1994/ 1995/2005	248,200	198	198
	9/30/2016	900 Industrial Blvd.	Crossville	TN	--	Dana Commercial Vehicle Products, LLC	1989/2006	222,200	171	171
2017	2/28/2017	3456 Meyers Ave.	Memphis	TN	--	Sears Logistics Services	1973	780,000	398	424
	6/30/2017	7500 Chavenelle Rd.	Dubuque	IA	--	The McGraw-Hill Companies, Inc.	2001	330,988	288	291
	9/30/2017	250 Swathmore Ave.	High Point	NC	--	Steelcase Inc.	2002	244,851	272	272
	10/31/2017	1420 Greenwood Rd.	McDonough	GA	--	Versacold USA, Inc.	2000/2007	296,972	661	649
2018	6/30/2018	1650-1654 Williams Rd.	Columbus	OH	--	ODW Logistics, Inc.	1973	772,450	337	336
	9/30/2018	50 Tyger River Dr.	Duncan	SC	--	Plastic Omnium Auto Exteriors, LLC	2005/2007/ 2008	221,833	239	239
2019	4/30/2019	113 Wells St.	North Berwick	ME	--	United Technologies Corporation	1965/1980	972,625	384	384
	10/17/2019	10345 Philipp Pkwy.	Streetsboro	OH	--	L'Oreal USA S/D, Inc. (L’Oreal USA, Inc.)	2004	649,250	630	653
2020	3/31/2020	2425 Hwy. 77 North	Waxahachie	TX	--	James Hardie Building Products, Inc. (James Hardie NV)	1996/2001	335,610	850	850
	6/30/2020	3102 Queen Palm Dr.	Tampa	FL	--	Time Customer Service, Inc. (Time Incorporated)	1986	229,605	313	319
	9/30/2020	3350 Miac Cove Rd.	Memphis	TN	--	Mimeo.com, Inc.	1987	107,400	101	94
	12/19/2020	1901 Ragu Dr.	Owensboro	KY	(6)	Unilever Supply Chain, Inc. (Unilever United States, Inc.)	1975/1979/ 1995	443,380	262	373
2021	5/31/2021	477 Distribution Pkwy.	Collierville	TN	--	Federal Express Corporation	1984/1987/ 2005	120,000	120	101
	9/30/2021	3820 Micro Dr.	Millington	TN	--	Ingram Micro L.P (Ingram Micro Inc.)	1997	701,819	610	472
	11/30/2021	2880 Kenny Biggs Rd.	Lumberton	NC	--	Quickie Manufacturing Corporation	1998/2001/ 2006	423,280	323	339
2025	6/30/2025	10000 Business Blvd.	Dry Ridge	KY	--	Dana Light Axle Products, LLC (Dana Holding Corporation and Dana Limited)	1988/1999	336,350	336	336
		301 Bill Bryan Rd.	Hopkinsville	KY	--	Metalsa Structural Products, Inc. (Dana Holding Corporation and Dana Limited)	1987/1999/ 2000/2006	424,904	422	422
		4010 Airpark Dr.	Owensboro	KY	--	Metalsa Structural Products, Inc. (Dana Holding Corporation and Dana Limited)	1998/2001	211,598	302	302
		730 North Black Branch Rd.	Elizabethtown	KY	--	Metalsa Structural Products, Inc. (Dana Holding Corporation and Dana Limited)	2001	167,770	134	134
		750 North Black Branch Rd.	Elizabethtown	KY	--	Metalsa Structural Products, Inc. (Dana Holding Corporation and Dana Limited)	1995/2000/ 2001	539,592	710	710
	7/31/2025	7005 Cochran Rd.	Glenwillow	OH	--	Royal Appliance Manufacturing Company	1997	458,000	486	563
2026	3/30/2026	121 Technology Dr.	Durham	NH	(16)	Heidelberg Americas, Inc. (Heidelberger Druckmaschinen AG) / Goss International Americas, Inc. (Goss International Corporation)	1986/2002/ 2003	500,500	607	634
	10/31/2026	250 Rittenhouse Cir.	Bristol	PA	--	Northtec LLC (The Estee Lauder Companies Inc.)	1983/1997	241,977	0	0
		5001 Greenwood Rd.	Shreveport	LA	--	Libbey Glass Inc. (Libbey Inc.)	2006	646,000	498	541

LEXINGTON REALTY TRUST
Property Leases and Vacancies - Consolidated Portfolio - 3/31/2011

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Year Built/ Renovated/ Expanded	Sq.Ft. Leased or Available (1)	Cash Rent as of 3/31/2011 ($000) (2)	GAAP Base Rent as of 3/31/2011 ($000) (3)
INDUSTRIAL PROPERTIES
N/A	N/A	191 Arrowhead Dr.	Hebron	OH	--	(Available for Lease)	1999	81,450	0	0
		3350 Miac Cove Rd.	Memphis	TN	--	(Available for Lease)	1987	32,679	0	0
		6 Doughten Rd.	New Kingstown	PA	(15)	(Available for Lease)	1989	330,000	0	0
INDUSTRIAL TOTAL/WEIGHTED AVERAGE						97.4%		17,250,938	$14,791	$14,881

LEXINGTON REALTY TRUST
Property Leases and Vacancies - Consolidated Portfolio - 3/31/2011

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Year Built/ Renovated/ Expanded	Sq.Ft. Leased or Available (1)	Cash Rent as of 3/31/2011 ($000) (2)	GAAP Base Rent as of 3/31/2011 ($000) (3)
RETAIL PROPERTIES
2011	6/30/2011	4733 Hills & Dales Rd.	Canton	OH	--	Bally's Total Fitness of the Midwest, Inc. (Bally's Health & Tennis Corporation)	1987	37,214	70	59
2012	4/30/2012	10415 Grande Ave.	Sun City	AZ	--	Cafeteria Operators, LP (Furrs Restaurant Group, Inc.)	1982	10,000	41	66
		119 North Balboa Rd.	El Paso	TX	(15)	Cafeteria Operators, LP (Furrs Restaurant Group, Inc.)	1983	10,000	41	34
		402 East Crestwood Dr.	Victoria	TX	--	Cafeteria Operators, LP (Furrs Restaurant Group, Inc.)	1982	10,000	41	29
		4121 South Port Ave.	Corpus Christi	TX	--	Cafeteria Operators, LP (Furrs Restaurant Group, Inc.)	1980	10,000	41	34
		900 South Canal St.	Carlsbad	NM	--	Cafeteria Operators, LP (Furrs Restaurant Group, Inc.)	1981	10,000	41	26
		901 West Expwy.	McAllen	TX	--	Cafeteria Operators, LP (Furrs Restaurant Group, Inc.)	1980	10,000	41	41
	5/31/2012	3451 Alta Mesa Blvd.	Fort Worth	TX	--	Minyard Food Stores, Inc.	1985	44,000	76	90
	6/30/2012	1600 East 23rd St.	Chattanooga	TN	--	BI-LO, LLC	1983	42,130	33	33
	11/30/2012	101 West Buckingham Rd.	Garland	TX	--	Minyard Food Stores, Inc.	1982	40,000	81	81
		120 South Waco St.	Hillsboro	TX	--	Brookshire Grocery Company	1982	35,000	40	47
		205 Homer Rd.	Minden	LA	--	Brookshire Grocery Company	1981	35,000	48	71
2013	2/28/2013	1146 Gum Branch Rd.	Jacksonville	NC	--	Food Lion, Inc. (Delhaize America, Inc.)	1982/1995	23,000	21	28
		291 Talbert Blvd.	Lexington	NC	--	Food Lion, Inc. (Delhaize America, Inc.)	1981	23,000	35	35
		3211 West Beverly St.	Staunton	VA	--	Food Lion, Inc. (Delhaize America, Inc.)	1971	23,000	41	41
		S. Carolina 52/52 Bypass	Moncks Corner	SC	--	Food Lion, Inc. (Delhaize America, Inc.)	1982	23,000	15	31
		US 221 & Hospital Rd.	Jefferson	NC	--	Food Lion, Inc. (Delhaize America, Inc.)	1981	23,000	18	18
	7/1/2013	1053 Mineral Springs Rd.	Paris	TN	--	The Kroger Co.	1982	31,170	40	53
	10/31/2013	1084 East Second St.	Franklin	OH	--	Marsh Supermarkets, Inc.	1961/1978	29,119	28	39
		130 Midland Ave.	Port Chester	NY	--	Pathmark Stores, Inc.	1982	59,000	115	299
		5104 North Franklin Rd.	Lawrence	IN	--	Marsh Supermarkets, Inc.	1958	28,721	48	48
2014	3/31/2014	N.E.C. 45th St./Lee Blvd.	Lawton	OK	--	Associated Wholesale Grocers, Inc.	1984	30,757	46	52
2015	1/31/2015	1700 State Route 160	Port Orchard	WA	--	Moran Foods, Inc. d/b/a Save-A-Lot, Ltd.	1983	16,037	20	20
	5/31/2015	24th St. West & St. John’s Ave.	Billings	MT	--	Safeway Stores, Inc.	1981	40,800	47	83
2016	5/31/2016	12535 Southeast 82nd Ave.	Clackamas	OR	--	TRU 2005 RE I, LLC	1981	42,842	76	81
		18601 Alderwood Mall Blvd.	Lynnwood	WA	--	TRU 2005 RE I, LLC	1981/1993	43,105	70	75
		4811 Wesley St.	Greenville	TX	--	Safeway Stores, Inc.	1985	48,492	43	60
		6910 South Memorial Hwy.	Tulsa	OK	--	Toys “R” Us-Delaware, Inc.	1981	43,123	64	68
	12/29/2016	13133 Steubner Ave.	Houston	TX	--	The Kroger Co.	1982/1983	52,200	70	101
2017	3/31/2017	1610 South Westmoreland Ave.	Dallas	TX	--	Malone’s Food Stores, Ltd.	1960	70,910	91	121
2018	2/26/2018	399 Peachwood Centre Dr.	Spartanburg	SC	--	Best Buy Company, Inc.	1996	45,800	99	99
		4831 Whipple Ave., Northwest	Canton	OH	--	Best Buy Company, Inc.	1995	46,350	116	116
	9/30/2018	835 Julian Ave.	Thomasville	NC	--	Mighty Dollar, LLC	1983	23,767	18	18
	10/31/2018	10340 U.S. 19	Port Richey	FL	--	Kingswere Furniture, LLC	1980	53,820	87	87
	12/31/2018	1150 West Carl Sandburg Dr.	Galesburg	IL	--	Kmart Corporation	1992	94,970	11	82
		12080 Carmel Mountain Rd.	San Diego	CA	--	Sears Holdings Corporation	1993	107,210	12	188
		21082 Pioneer Plaza Dr.	Watertown	NY	--	Kmart Corporation	1993	120,727	18	120
		255 Northgate Dr.	Manteca	CA	--	Kmart Corporation	1993	107,489	19	139
		5350 Leavitt Rd.	Lorain	OH	--	Kmart Corporation	1993	193,193	27	183
		97 Seneca Trail	Fairlea	WV	--	Kmart Corporation	1993/1999	90,933	13	87
2028	8/31/2028	9803 Edmonds Way	Edmonds	WA	--	Pudget Consumers Co-op d/b/a PCC Natural Markets	1981	35,459	151	151
N/A	N/A	1700 State Route 160	Port Orchard	WA	--	(Available for Lease)	1983	11,931	0	0
RETAIL TOTAL/WEIGHTED AVERAGE						99.4%		1,876,269	$2,053	$3,134

LEXINGTON REALTY TRUST
Property Leases and Vacancies - Consolidated Portfolio - 3/31/2011

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Year Built/ Renovated/ Expanded	Gross Book Value ($000) (10)	Sq.Ft.	Percentage Leased	Cash Rent as of 3/31/2011 ($000) (2)	GAAP Base Rent as of 3/31/2011 ($000) (3)	Debt Balance ($000)
MULTI-TENANT PROPERTIES (14)
Various	Various	10 John St.	Clinton	CT	(6)	Multi-Tenant	1972	3,195	41,188	0%	0	0	0
		100 East Shore Dr.	Glen Allen	VA	--	Multi-Tenant	1999	11,549	68,003	100%	349	338	19,365
		100 Light St.	Baltimore	MD	(13)	Multi-Tenant	1973/2009	225,043	474,498	76%	1,195	1,834	0
		140 East Shore Dr.	Glen Allen	VA	(12)	Multi-Tenant	2000	13,532	79,675	68%	168	202	0
		13430 North Black Canyon Fwy.	Phoenix	AZ	(11)	Multi-Tenant	1981/1982/ 2005/2007/ 2009	25,732	138,940	100%	511	511	0
		1500 Hughes Way	Long Beach	CA	(5)	Multi-Tenant	1981	120,604	490,555	67%	1,850	1,889	0
		160 Clairemont Ave.	Decatur	GA	--	Multi-Tenant	1983	20,170	121,686	78%	487	487	0
		207 Mockingbird Ln.	Johnson City	TN	(11)	Multi-Tenant	1979	10,127	60,684	100%	169	189	0
		2300 Litton Ln.	Hebron	KY	(11)	Multi-Tenant	1986/1996	9,740	80,441	100%	123	114	0
		350 Pine St.	Beaumont	TX	(11)	Multi-Tenant	1981	29,532	425,198	82%	1,294	1,338	0
		4200 RCA Blvd.	Palm Beach Gardens	FL	(11)	Multi-Tenant	1996	16,012	96,118	0%	302	302	0
		421 Butler Farm Rd.	Hampton	VA	--	Multi-Tenant	2000	7,363	56,564	65%	150	150	0
		4848 129th East Ave.	Tulsa	OK	--	Multi-Tenant	2000	13,018	101,100	0%	120	120	7,119
		6050 Dana Way	Antioch	TN	--	Multi-Tenant	1999	26,445	674,528	62%	288	300	0
		6277 Sea Harbor Dr.	Orlando	FL	--	Multi-Tenant	1984	51,781	360,307	0%	9	9	0
		King St./1032 Fort St. Mall	Honolulu	HI	(11)	Multi-Tenant	1979/2002	47,079	318,451	95%	648	345	0
MULTI-TENANT TOTAL/WEIGHTED AVERAGE						64.0% Leased			3,587,936		$7,663	$8,128	$26,484

TOTAL CONSOLIDATED PORTFOLIO/WEIGHTED AVERAGE						94.9% Leased			34,937,664		$81,517	$74,394

Footnotes
(1)	Square foot leased or vacant.
(2)	Three months ended 3/31/11 cash rent.
(3)	Three months ended 3/31/11 GAAP base rent.
(4)	Lexington has an 80.5% interest in this property.
(5)	Lexington has a 55.0% interest in this property.
(6)	Lexington has a 71.1% interest in this property.
(7)	Lexington has a 57.8% interest in this property.
(8)	IBM lease expires 05/2013, however, new tenant (Problem Solved, LLC) leases 16,000 sf through 05/2014.
(9)	Property is classified as a capital lease for GAAP, accordingly $246 income is included in non-operating income.
(10)	Represents GAAP capitalized costs.
(11)	Property is collateral for secured credit facility.
(12)	Mortgage shown under 100 East Shore Dr., Glen Allen VA.
(13)	Includes parking operations.
(14)	The multi-tenanted properties incurred approximately $4.7 million in operating expenses, net for the three months ended March 31, 2011.
(15)	Property disposed of subsequent to March 31, 2011.
(16)	Heidelberg Americas, Inc. lease expires 3/30/2021, however, new tenant (Goss International Americas, Inc.) lease expires 3/30/2026
(17)	Subsequent to 3/31/2011, lease extended to 12/31/2016.

LEXINGTON REALTY TRUST
Property Leases and Vacancies - Net Lease Strategic Assets Fund Portfolio - 3/31/2011

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Year Built/ Renovated/ Expanded	Sq.Ft. Leased or Available (1)	Cash Rent as of 3/31/2011 ($000) (2)	GAAP Base Rent as of 3/31/2011 ($000) (3)
NET LEASE STRATEGIC ASSETS FUND PROPERTIES
2011	6/30/2011	265 Lehigh St.	Allentown	PA	--	Wells Fargo Bank, N.A.	1980	71,230	62	1,318
	7/15/2019	19019 North 59th Ave.	Glendale	AZ	(5)	Honeywell International, Inc.	1986/1997/ 2000	252,300	613	777
2012	4/30/2012	3600 Army Post Rd.	Des Moines	IA	(6)	HP Enterprise Services, LLC	2000	405,000	757	742
	5/31/2012	101 Creger Dr.	Ft. Collins	CO	--	Lithia Real Estate, Inc. (Lithia Motors, Inc.)	1982	10,000	69	59
2013	5/31/2013	2401 Cherahala Blvd.	Knoxville	TN	--	AdvancePCS	2002	59,748	225	225
	6/30/2013	420 Riverport Rd.	Kingsport	TN	--	Kingsport Power Company	1981	42,770	78	77
	10/14/2013	3943 Denny Ave.	Pascagoula	MS	--	Northrop Grumman Systems Corporation	1995	94,841	160	160
	12/31/2013	120 Southeast Pkwy. Dr.	Franklin	TN	--	Essex Group, Inc. (United Technologies Corporation)	1970/1983	289,330	184	163
2014	1/31/2014	109 Stevens St.	Jacksonville	FL	--	Wagner Industries, Inc.	1959/1967	168,800	0	47
		1401 & 1501 Nolan Ryan Pkwy.	Arlington	TX	--	Siemens Corporation	2003	236,547	681	670
	4/30/2014	12000 & 12025 Tech Center Dr.	Livonia	MI	--	Kelsey-Hayes Company (TRW Automotive, Inc.)	1987/1988/ 1990	180,230	520	518
	6/30/2014	70 Mechanic St.	Foxboro	MA	--	Invensys Systems, Inc. (Siebe, Inc.)	1965/1967/ 1971	251,914	1,591	1,488
	12/31/2014	324 Industrial Park Rd.	Franklin	NC	--	SKF USA Inc.	1996	72,868	106	106
2015	6/30/2015	1700 47th Ave North	Minneapolis	MN	--	Owens Corning Roofing and Asphalt, LLC	2003	18,620	153	153
		2500 Patrick Henry Pkwy.	McDonough	GA	--	Georgia Power Company	1999	111,911	380	384
		2935 Van Vactor Dr.	Plymouth	IN	--	Bay Valley Foods, LLC	2000/2003	300,500	200	202
		3711 San Gabriel	Mission	TX	--	VoiceStream PCS II Corporation (T-Mobile USA, Inc.)	2003	75,016	263	255
	9/27/2015	2529 West Thorne Dr.	Houston	TX	--	Baker Hughes Incorporated	1982/1999	65,500	15	209
		9110 Grogans Mill Rd.	The Woodlands	TX	--	Baker Hughes Incorporated	1992	275,750	56	779
	10/31/2015	5201 West Barraque St.	Pine Bluff	AR	--	Entergy Arkansas Inc.	1964/1972/ 1988	27,189	48	48
2016	1/31/2016	1600 Eberhardt Rd.	Temple	TX	--	Nextel of Texas Inc. (Nextel Finance Company)	2001	108,800	406	404
	5/31/2016	1200 Jupiter Rd.	Garland	TX	--	Raytheon Company	1980	278,759	377	513
	7/14/2016	1400 Northeast McWilliams Rd.	Bremerton	WA	--	Nextel West Corp.	2002	60,200	271	291
	11/30/2016	736 Addison Rd.	Erwin	NY	--	Corning Incorporated	2006	408,000	302	302
2017	12/31/2017	11411 North Kelly Ave.	Oklahoma City	OK	--	American Golf Corporation	1991/1996	13,924	119	120
2018	3/14/2018	601 & 701 Experian Pkwy.	Allen	TX	--	Experian Information Solutions, Inc. (Experian Holdings, Inc.)	1981/1983	292,700	768	735
	8/31/2018	3500 North Loop Rd.	McDonough	GA	--	Litton Loan Servicing, LP	2007	62,218	294	294
	9/30/2018	904 Industrial Rd.	Marshall	MI	--	Tenneco Automotive Operating Company, Inc. (Tenneco, Inc.)	1968/1972/ 2008	246,508	191	201
2019	1/31/2019	2999 Southwest 6th St.	Redmond	OR	--	VoiceStream PCS I LLC (T-Mobile USA, Inc.)	2004	77,484	386	393
	6/28/2019	3265 East Goldstone Dr.	Meridian	ID	--	VoiceStream PCS Holding, LLC (T-Mobile USA, Inc.)	2004	77,484	322	341
	10/31/2019	17191 St. Luke's Way	The Woodlands	TX	--	Montgomery County Management Company, LLC	2004	41,000	200	246
		9601 Renner Blvd.	Lenexa	KS	--	VoiceStream PCS II Corporation (T-Mobile USA, Inc.)	2004	77,484	330	348
2020	5/31/2020	359 Gateway Dr.	Lavonia	GA	--	TI Group Automotive Systems, LLC (TI Automotive Ltd.)	2005	133,221	300	300
	6/30/2020	10419 North 30th St.	Tampa	FL	--	Time Customer Service, Inc. (Time Incorporated)	1986	132,981	332	339
	8/31/2020	First Park Dr.	Oakland	ME	--	Omnipoint Holdings, Inc. (T-Mobile USA, Inc.)	2005	78,610	327	287
	11/30/2020	11555 University Blvd.	Sugar Land	TX	--	KS Management Services, LLP (St. Luke’s Episcopal Health System Corporation)	2005	72,683	306	313
2021	10/25/2021	6938 Elm Valley Dr.	Kalamazoo	MI	--	Dana Commercial Vehicle Products, LLC (Dana Holding Corporation and Dana Limited)	1999/2004	150,945	461	483
2022	6/30/2022	8555 South River Pkwy.	Tempe	AZ	(4)	ASM Lithography, Inc. (ASM Lithography Holding NV) / DuPont Airproducts Nanomaterials LLC	1998	95,133	589	553
	7/31/2022	1440 East 15th St.	Tucson	AZ	--	CoxCom, Inc.	1988	28,591	136	137
2025	7/14/2025	590 Ecology Ln.	Chester	SC	--	Owens Corning	2001/2005	420,597	546	542

LEXINGTON REALTY TRUST
Property Leases and Vacancies - Net Lease Strategic Assets Fund Portfolio - 3/31/2011

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Year Built/ Renovated/ Expanded	Sq.Ft. Leased or Available (1)	Cash Rent as of 3/31/2011 ($000) (2)	GAAP Base Rent as of 3/31/2011 ($000) (3)
2026	8/31/2026	25500 State Hwy. 249	Tomball	TX	--	Parkway Chevrolet, Inc. (Raymond Durdin and Jean W. Durdin)	2005	77,076	332	377
2027	4/30/2027	2424 Alpine Rd.	Eau Claire	WI	--	Silver Spring Gardens, Inc. (Huntsinger Farms, Inc.)	1993/2004	159,000	233	293
NET LEASE STRATEGIC ASSETS FUND TOTAL/WEIGHTED AVERAGE						100% Leased		6,103,462	$13,689	$16,192

Footnotes
(1)	Square foot leased or vacant.
(2)	Three months ended 3/31/2011 cash rent.
(3)	Three months ended 3/31/2011 GAAP base rent.
(4)	ASM Lithography, Inc. leases expires 6/30/2013, however, new tenant (DuPont Aurproducts Nanomaterials LLC) lease expires 6/30/2022.
(5)	Subsequent to 3/31/2011, lease extended to 7/15/2019.
(6)	Subsequent to 3/31/2011, lease extended to 4/30/2017.

LEXINGTON REALTY TRUST
Lease Rollover Schedule by Property Type - Cash Basis
3/31/2011

	Office			Industrial			Retail
Year	Net Rentable Area	Cash Rent as of 3/31/2011 ($000)	Annual Rent PSF	Net Rentable Area	Cash Rent as of 3/31/2011 ($000)	Annual Rent PSF	Net Rentable Area	Cash Rent as of 3/31/2011 ($000)	Annual Rent PSF
2011	389,018	$3,609	$37.11	569,482	$233	$1.64	37,214	$70	$7.52
2012	953,960	$3,673	$15.40	2,509,003	$2,159	$3.44	256,130	$524	$8.18
2013	1,389,209	$4,439	$12.78	836,746	$632	$3.02	263,010	$361	$5.49
2014	2,079,322	$9,164	$17.63	737,346	$395	$2.14	30,757	$46	$5.98
2015	1,720,195	$14,006	$14.69	150,000	$119	$3.17	56,837	$67	$4.72
2016	438,951	$1,305	$11.89	1,847,478	$1,970	$4.27	229,762	$323	$5.62
2017	377,877	$1,395	$14.77	1,652,811	$1,619	$3.92	70,910	$91	$5.13
2018	680,712	$2,706	$15.90	994,283	$576	$2.32	884,259	$420	$1.90
2019	1,920,109	$6,391	$13.31	1,621,875	$1,014	$2.50	-	$-	$-
2020	386,366	$1,568	$16.23	1,115,995	$1,526	$5.47	-	$-	$-
2021	436,285	$2,183	$20.01	1,245,099	$1,053	$3.38	-	$-	$-
2022	52,337	$383	$29.27	-	$-	$-	-	$-	$-
2023	693,699	$2,403	$13.86	-	$-	$-	-	$-	$-
2024	-	$-	$-	-	$-	$-	-	$-	$-
2025	145,200	$574	$15.81	2,138,214	$2,390	$4.47	-	$-	$-
2026	104,807	$380	$14.50	1,388,477	$1,105	$2.31	-	$-	$-
2027	-	$-	$-	-	$-	$-	-	$-	$-
2028	-	$-	$-	-	$-	$-	35,459	$151	$17.03
2029	410,041	$2,249	$21.94	-	$-	$-	-	$-	$-

Total/Weighted Average (1)	12,178,088	$56,428	$16.01	16,806,809	$14,791	$3.45	1,864,338	$2,053	$4.40

Footnotes
(1)	Total shown may differ from detailed amounts due to rounding and does not include multi-tenant properties and parking operations.

LEXINGTON REALTY TRUST
Lease Rollover Schedule - GAAP Basis
3/31/2011

Year	Number of Leases Expiring	GAAP Base Rent as of 3/31/2011 ($000)	Percent of GAAP Base Rent as of 3/31/2011
2011	7	$3,035	4.6%
2012	29	$6,081	9.3%
2013	22	$6,199	9.4%
2014	26	$9,743	14.8%
2015	13	$6,543	10.0%
2016	14	$3,736	5.7%
2017	8	$3,217	4.9%
2018	18	$4,498	6.8%
2019	8	$7,578	11.5%
2020	7	$3,263	5.0%
2021	6	$2,978	4.5%
2022	1	$415	0.6%
2023	3	$2,532	3.9%
2024	-	$-	-
2025	8	$3,041	4.6%
2026	4	$1,611	2.5%
2027	-	$-	-
2028	1	$151	0.2%
2029	2	$1,063	1.6%

Total (1)	177	$65,684	100.0%

Footnotes
(1)	Total shown may differ from detailed amounts due to rounding and does not include multi-tenant properties and parking operations

LEXINGTON REALTY TRUST
Mortgage Loans Receivable
3/31/2011

Collateral
	City	State	Loan Balance ($000)(1)	Interest Rate	Maturity Date	Current Estimated Annual Debt Service ($000)(2)	Balloon Payment ($000)	Escrow Balance ($000)
Medical Facilities	Various (3)	TX	$9,572	15.00%	12/2011	$1,182	$9,500	$-
Office	Tampa (4)	FL	$7,572	6.93%	07/2011	$212	$7,492	$-
	Schaumburg (5)	IL	$18,961	15.00%	01/2012	$-	$18,961	$-
	Wilsonville	OR	$6,908	5.46%	12/2012	$622	$10,451	$1,484
	Westmont (6)	IL	$27,456	6.45%	10/2015	$2,090	$25,731	$4,272
	Southfield	MI	$8,557	4.55%	02/2015	$1,282	$5,810	$-
Industrial	New Kingstown	PA	$3,007	7.78%	01/2013	$323	$2,826	$614
Retail	Various	Various	$3,170	8.00%	07/2012	$2,268	$-	$-
	Austin	TX	$1,543	16.00%	10/2018	$-	$5,104	$-
	Tampa (7)	FL	$191	8.00%	12/2020	$29	$-	$-
	Various	Various	$1,483	8.00%	02/2021	$219	$-	$-
	Various	Various	$816	8.00%	12/2021	$133	$-	$-
	Various	Various	$874	8.00%	03/2022	$74	$-	$-
	Total Mortgage Loans Receivable		$90,110			$8,434	$85,875	$6,370

Footnotes
(1)	Includes accrued interest receivable and excludes net origination fees of $196 and loan to joint venture partner of $421.
(2)	Remaining collections for debt less than 12 months to maturity, all others are debt service for next 12 months.
(3)	Loan was interest only at a rate of 14.0% through February 2011, and 16.0% thereafter. Prepayment of $1.1 million plus defeasance of $0.2 million received 1Q 2011.
(4)	Borrower is Net Lease Strategic Assets Fund L.P.
(5)	Interest only payments to the extent of operating cash flow of underlying assets.
(6)	Escrow balance includes $4,068 in a collateral escrow account maintained by the borrower.
(7)	Loan satisfied April 2011.

LEXINGTON REALTY TRUST
2011 First Quarter Disposition Summary

	NEW CORPORATE LEVEL FINANCING
		Amount ($000)	Rate	Maturity
1	Secured Revolving Line of Credit (1)	$300,000	Various	01/2014
	TOTAL	$300,000

	DEBT RETIRED
		Face ($000)	Satisfaction ($000)	Rate	Due Date
1	New Kingstown, PA (4)	$3,092	$2,625	7.78%	01/2012
2	Swedesboro, NJ (2)(3)	$7,080	$7,238	5.55%	04/2014
3	Dillon, SC (3)	$21,410	$21,410	5.97%	02/2022
4	New Kingstown, PA (4)	$6,490	$5,315	7.79%	01/2012
5	Durham, NH (2)	$17,921	$17,858	6.75%	03/2021
	TOTAL	$55,993	$54,446

Footnotes
(1)
Secured by a borrowing base of 78 properties; interest rate is 2.50% plus LIBOR if Lexington's leverage ratio, as defined, is less than 50%, 2.85% plus LIBOR if the leverage ratio is between 50% and 60% and 3.10% plus LIBOR if the leverage ratio exceeds 60%.  Maturity can be extended to 01/2015. No amounts were outstanding under this facility as of March 31, 2011.

(2)	Imputed interest rate.
(3)	Assumed by buyer upon sale of property.
(4)	Lender retained borrower escrows.

LEXINGTON REALTY TRUST
Debt Maturity Schedule
3/31/2011
($000)

Consolidated Properties
Year	Real Estate Scheduled Amortization	Real Estate Balloon Payments	Corporate Debt
2011	$14,725	$12,877	$-
2012	28,930	182,004	62,150	(1)
2013	25,404	234,937	60,551
2014	23,651	229,068	-
2015	14,999	269,719	-
	$107,709	$928,605	$122,701

Non-Consolidated Investments - LXP Proportionate Share
Year	Real Estate Scheduled Amortization	Real Estate Balloon Payments
2011	$1,434	$7,716	(2)
2012	2,767	3,323
2013	2,907	2,496
2014	2,527	4,061
2015	2,462	6,960
	$12,097	$24,556

Footnotes
(1)	Assumes debt is put to Lexington in 2012, stated maturity date is January, 2027.
(2)	$1,124 is due to Lexington.

LEXINGTON REALTY TRUST
2011 Mortgage Maturities by Property Type
3/31/2011

	Property Location	City	State	Net Rentable Area	Mortgage Balance at Maturity ($000)	Maturity Date	Tenant Lease Expires	Gross Book Value ($000) (1)	Cash Rent as of 3/31/2011 ($000)	GAAP Base Rent as of 3/31/2011 ($000)
Office	100 Barnes Rd. (2)	Wallingford	CT	44,400	$3,187	05/2011	06/2018	$6,100	$114	$127
Industrial	291 Park Center Dr.	Winchester	VA	344,700	$9,690	08/2011	05/2016	$18,865	$402	$322

	Total 2011 Mortgage Maturities			389,100	$12,877			$24,965	$516	$449

Footnotes
(1)	Represents GAAP capitalized costs.
(2)	Loan satisfied 04/29/2011.

LEXINGTON REALTY TRUST
2012 Mortgage Maturities by Property Type
3/31/2011

	Property Location	City	State	Net Rentable Area	Mortgage Balance at Maturity ($000)	Maturity Date	Tenant Lease Expires	Gross Book Value ($000) (1)	Cash Rent as of 3/31/2011 ($000)	GAAP Base Rent as of 3/31/2011 ($000)
Office	1315 West Century Dr.	Louisville	CO	106,877	$7,195	01/2012	04/2017	$16,933	$380	$400
	2000 Eastman Dr.	Milford	OH	221,215	$12,686	02/2012	04/2016	$26,638	$622	$456
	26210 and 26220 Enterprise Court	Lake Forest	CA	100,012	$9,708	02/2012	01/2012	$17,211	$504	$448
	200 Lucent Ln.	Cary	NC	124,944	$12,543	05/2012	09/2011	$23,881	$587	$515
	2050 Roanoke Rd. (2)	Westlake	TX	130,290	$17,829	05/2012	12/2011	$32,697	$915	$864
	3940 South Teller St.	Lakewood	CO	68,165	$7,890	05/2012	03/2012	$12,155	$310	$217
	37101 Corporate Dr.	Farmington Hills	MI	119,829	$17,724	09/2012	12/2011	$32,876	$1,968	$1,244
	4455 American Way	Baton Rouge	LA	70,100	$5,948	10/2012	10/2012	$13,868	$289	$278
	1110 Bayfield Dr.	Colorado Springs	CO	166,575	$10,272	12/2012	11/2013	$19,579	$-	$400
Industrial	245 Salem Church Rd.	Mechanicsburg	PA	252,000	$4,514	01/2012	12/2012	$9,051	$217	$216
	3820 Micro Dr.	Millington	TN	701,819	$16,222	05/2012	09/2021	$24,870	$610	$472
	101 Michelin Dr.	Laurens	SC	1,164,000	$14,022	09/2012	08/2012	$34,370	$853	$826
	7111 Crabb Rd.	Temperance	MI	744,570	$9,400	09/2012	08/2012	$21,188	$572	$553
	19500 Bulverde Rd.	San Antonio	TX	559,258	$26,025	10/2012	03/2016	$41,882	$833	$857
	43955 Plymouth Oaks Blvd.	Plymouth	MI	290,133	$10,026	12/2012	10/2012	$19,161	$471	$459

	Total 2012 Mortgage Maturities			4,819,787	$182,004			$346,360	$9,131	$8,205

Footnotes
(1)	Represents GAAP capitalized costs.
(2)	Subsequent to 3/31/2011, lease extended to 12/31/2016.

LEXINGTON REALTY TRUST
2013 Mortgage Maturities by Property Type
3/31/2011

	Property Location	City	State	Net Rentable Area	Mortgage Balance at Maturity ($000)	Maturity Date	Tenant Lease Expires	Gross Book Value ($000) (1)	Cash Rent as of 3/31/2011 ($000)	GAAP Base Rent as of 3/31/2011 ($000)
Office	3476 Stateview Blvd.	Fort Mill	SC	169,083	$9,904	01/2013	05/2014	$18,079	$645	$634
	9201 East Dry Creek Rd.	Centennial	CO	128,500	$13,555	02/2013	09/2017	$26,922	$570	$593
	12600 Gateway Blvd.	Fort Meyers	FL	62,400	$8,550	05/2013	01/2013	$13,561	$283	$273
	200 Executive Blvd. South	Southington	CT	153,364	$12,228	05/2013	12/2012	$26,737	$419	$406
	275 South Valencia Ave.	Brea	CA	637,503	$73,071	05/2013	06/2019	$118,929	$2,178	$2,164
	5757 Decatur Blvd.	Indianapolis	IN	89,956	$8,580	05/2013	08/2012	$15,220	$354	$398
	810 & 820 Gears Rd.	Houston	TX	157,790	$15,737	05/2013	01/2013	$26,819	$574	$563
	8900 Freeport Pkwy.	Irving	TX	268,445	$36,466	05/2013	03/2023	$59,743	$760	$818
	6303 Barfield Rd.	Atlanta	GA	238,600	$40,356	05/2013	05/2013	$62,264	$1,235	$1,220
	2211 South 47th St.	Phoenix	AZ	176,402	$16,490	09/2013	11/2012	$24,631	$602	$565

	Total 2013 Mortgage Maturities			2,082,043	$234,937			$392,905	$7,620	$7,634

Footnotes
(1)	Represents GAAP capitalized costs.

LEXINGTON REALTY TRUST
2014 Mortgage Maturities by Property Type
3/31/2011

	Property Location	City	State	Net Rentable Area	Mortgage Balance at Maturity ($000)	Maturity Date	Tenant Lease Expires	Gross Book Value ($000) (1)	Cash Rent as of 3/31/2011 ($000)	GAAP Base Rent as of 3/31/2011 ($000)
Office	33 Commercial St.	Foxboro	MA	164,689	$-	01/2014	07/2015	$29,238	$2,907	$890
	1275 Northwest 128th St.	Clive	IA	61,180	$5,151	05/2014	01/2012	$10,599	$200	$200
	3480 Stateview Blvd.	Fort Mill	SC	169,218	$18,311	05/2014	05/2014	$29,174	$886	$863
	1701 Market St. (2)	Philadelphia	PA	305,170	$43,520	07/2014	Various	$69,886	$1,180	$1,181
	10300 Kincaid Dr.	Fishers	IN	193,000	$10,466	08/2014	01/2020	$28,233	$832	$856
	3965 Airways Blvd.	Memphis	TN	521,286	$47,270	09/2014	06/2019	$116,410	$1,703	$1,753
	500 Jackson St.	Columbus	IN	390,100	$26,399	09/2014	07/2019	$53,821	$1,107	$1,135
	6226 West Sahara Ave.	Las Vegas	NV	282,000	$32,118	09/2014	01/2029	$64,735	$2,018	$1,063
	22011 Southeast 51st St./5150 220th Ave.	Issaquah	WA	202,544	$30,388	12/2014	12/2014	$51,195	$1,066	$1,010
	275 Technology Dr.	Canonsburg	PA	107,872	$9,095	12/2014	12/2014	$15,739	$357	$344
Industrial	2415 US Hwy. 78 East	Moody	AL	595,346	$6,350	01/2014	01/2014	$11,575	$263	$263

	Total 2014 Mortgage Maturities			2,992,405	$229,068			$480,605	$12,519	$9,558

Footnotes
(1)	Represents GAAP capitalized costs.
(2)	Lexington has an 80.5% interest in the property.

LEXINGTON REALTY TRUST
2015 Mortgage Maturities by Property Type
3/31/2011
	Property Location	City	State	Net Rentable Area	Mortgage Balance at Maturity ($000)	Maturity Date	Tenant Lease Expires	Gross Book Value ($000) (1)	Cash Rent as of 3/31/2011 ($000)	GAAP Base Rent as of 3/31/2011 ($000)
Office &	101 East Erie St.	Chicago	IL	230,704	$29,900	01/2015	03/2014	$56,548	$1,025	$1,243
Multi-Tenant	400 East Stone Ave. (2)	Greenville	SC	128,041	$9,000	01/2015	12/2029	$10,592	$231	$-
	4201 Marsh Ln.	Carrollton	TX	130,000	$12,022	01/2015	11/2018	$22,146	$482	$494
	13775 McLearen Rd.	Herndon	VA	125,293	$10,359	04/2015	04/2015	$25,443	$541	$534
	10475 Crosspoint Blvd.	Indianapolis	IN	141,047	$11,205	05/2015	10/2019	$22,463	$548	$583
	100, 120, 140 East Shore Dr.	Glen Allen	VA	224,723	$18,321	05/2015	Various	$38,166	$700	$732
	1311 Broadfield Blvd.	Houston	TX	155,040	$14,431	05/2015	03/2021	$29,917	$765	$656
	1409 Centerpoint Blvd.	Knoxville	TN	84,404	$6,658	05/2015	10/2014	$12,604	$416	$405
	2550 Interstate Dr.	Harrisburg	PA	81,859	$7,792	05/2015	12/2013	$15,135	$476	$468
	2706 Media Center Dr.	Los Angeles	CA	83,252	$9,760	05/2015	Various	$18,070	$440	$367
	2800 Waterford Lake Dr.	Midlothian	VA	99,057	$9,055	05/2015	10/2014	$15,844	$518	$504
	333 Mt. Hope Ave.	Rockaway	NJ	95,500	$14,900	05/2015	09/2014	$29,295	$561	$531
	4000 Johns Creek Pkwy.	Suwanee	GA	87,219	$10,502	05/2015	Various	$16,612	$499	$466
	4848 129th East Ave. (3)	Tulsa	OK	101,100	$6,517	05/2015	NA	$13,018	$120	$120
	6200 Northwest Pkwy.	San Antonio	TX	142,500	$11,167	05/2015	11/2017	$19,815	$445	$467
	16676 Northchase Dr.	Houston	TX	101,111	$11,282	05/2015	07/2014	$19,267	$412	$407
	4001 International Pkwy.	Carrollton	TX	138,443	$18,710	07/2015	07/2015	$30,859	$800	$799
	12645 West Airport Rd.	Sugar Land	TX	165,836	$6,286	09/2015	09/2015	$19,436	$1,667	$486
	10001 Richmond Ave.	Houston	TX	554,385	$18,161	09/2015	09/2015	$73,343	$6,567	$1,844
Industrial	10000 Business Blvd.	Dry Ridge	KY	336,350	$5,326	07/2015	06/2025	$15,227	$336	$336
	301 Bill Bryan Rd.	Hopkinsville	KY	424,904	$7,812	07/2015	06/2025	$19,066	$422	$422
	4010 Airpark Dr.	Owensboro	KY	211,598	$4,713	07/2015	06/2025	$13,598	$302	$302
	730 North Black Branch Rd.	Elizabethtown	KY	167,770	$2,515	07/2015	06/2025	$6,055	$134	$134
	750 North Black Branch Rd.	Elizabethtown	KY	539,592	$13,325	07/2015	06/2025	$32,222	$710	$710

	Total 2015 Mortgage Maturities			4,549,728	$269,719			$574,741	$19,117	$13,010

Footnotes
(1)	Represents GAAP capitalized costs.
(2)	Property is classified as a capital lease for GAAP, accordingly $246 of GAAP income is included in non-operating income.
(3)	Property is currently vacant, rent balances are from prior tenant.

LEXINGTON REALTY TRUST
Consolidated Properties: Mortgages and Notes Payable
3/31/2011

Property	Footnotes	Debt Balance ($000)	Interest Rate (%)	Maturity (a)	Current Estimated Annual Debt Service ($000) (d)	Balloon Payment ($000)
Wallingford, CT	(c)	$3,187	4.926%	05/2011	$13	$3,187
Winchester, VA	(b)	9,791	6.346%	08/2011	364	9,690
Louisville, CO		7,281	5.830%	01/2012	444	7,195
Mechanicsburg, PA		4,617	7.780%	01/2012	405	4,514
Milford, OH	(b)	13,497	6.612%	02/2012	1,605	12,686
Lake Forest, CA		9,842	7.260%	02/2012	737	9,708
Westlake, TX	(b)	18,147	5.392%	05/2012	1,280	17,829
Millington, TN		16,529	5.247%	05/2012	1,181	16,222
Cary, NC	(b)	12,654	5.584%	05/2012	826	12,543
Lakewood, CO		8,055	5.097%	05/2012	566	7,890
Farmington Hills, MI	(b)	18,324	5.723%	09/2012	1,500	17,724
Laurens, SC	(b)	14,770	5.911%	09/2012	1,396	14,022
Temperance, MI	(b)	9,901	5.912%	09/2012	936	9,400
Baton Rouge, LA	(b)	6,130	5.333%	10/2012	443	5,948
San Antonio, TX		26,951	6.080%	10/2012	2,260	26,025
Plymouth, MI	(b)	10,704	5.964%	12/2012	1,026	10,026
Colorado Springs, CO	(b)	10,683	5.996%	12/2012	887	10,272
Fort Mill, SC		10,275	6.000%	01/2013	839	9,904
Centennial, CO	(b)(r)	14,252	5.724%	02/2013	1,177	13,555
Brea, CA	(b)	75,232	5.734%	05/2013	5,361	73,071
Atlanta, GA		41,955	5.268%	05/2013	3,004	40,356
Irving, TX	(b)	37,800	5.452%	05/2013	2,702	36,466
Houston, TX		16,390	5.218%	05/2013	1,166	15,737
Southington, CT		12,733	5.018%	05/2013	890	12,228
Indianapolis, IN		8,939	5.168%	05/2013	633	8,580
Fort Meyers, FL		8,804	5.268%	05/2013	592	8,550
Phoenix, AZ		17,557	6.270%	09/2013	1,527	16,490
Foxboro, MA	(b)	8,662	6.000%	01/2014	3,388	-
Moody, AL		6,791	4.978%	01/2014	493	6,350
Clive, IA		5,488	5.139%	05/2014	387	5,151
Fort Mill, SC		19,310	5.373%	05/2014	1,364	18,311
Philadelphia, PA	(p)	46,334	5.060%	07/2014	3,178	43,520
Fishers, IN		11,244	6.375%	08/2014	932	10,466
Columbus, IN	(i)	25,831	6.150%	09/2014	1,615	25,831
Las Vegas, NV	(i)	31,428	6.150%	09/2014	1,965	31,427
Memphis, TN	(i)	46,253	6.150%	09/2014	2,892	46,253
Columbus, IN	(i)	603	7.500%	09/2014	54	568
Las Vegas, NV	(i)	733	7.500%	09/2014	66	691
Memphis, TN	(i)	1,079	7.500%	09/2014	97	1,017
Issaquah, WA	(b)	31,570	5.665%	12/2014	2,113	30,388
Canonsburg, PA	(b)	9,081	5.426%	12/2014	489	9,095
Chicago, IL	(b)	29,357	5.639%	01/2015	1,552	29,900
Greenville, SC		9,000	5.500%	01/2015	495	9,000
Carrollton, TX		13,130	5.530%	01/2015	993	12,022
Herndon, VA	(b)	11,299	5.885%	04/2015	888	10,359
Glen Allen, VA	(b)	19,365	5.377%	05/2015	1,292	18,321
Houston, TX		15,743	5.160%	05/2015	1,114	14,431
Rockaway, NJ		14,900	5.292%	05/2015	802	14,900

LEXINGTON REALTY TRUST
Consolidated Properties: Mortgages and Notes Payable
3/31/2011

Property	Footnotes	Debt Balance ($000)	Interest Rate (%)	Maturity (a)	Current Estimated Annual Debt Service ($000) (d)	Balloon Payment ($000)
Houston, TX		12,300	5.210%	05/2015	874	11,282
Indianapolis, IN		12,224	5.160%	05/2015	865	11,205
San Antonio, TX		12,135	5.340%	05/2015	875	11,167
Atlanta, GA		11,200	5.260%	05/2015	751	10,502
Los Angeles, CA		10,641	5.110%	05/2015	750	9,760
Richmond, VA		9,858	5.310%	05/2015	708	9,055
Harrisburg, PA		8,506	5.110%	05/2015	599	7,792
Knoxville, TN		7,249	5.310%	05/2015	520	6,658
Tulsa, OK		7,119	5.060%	05/2015	499	6,517
Carrollton, TX	(b)	19,813	5.725%	07/2015	1,382	18,710
Elizabethtown, KY	(j)	14,670	4.990%	07/2015	1,041	13,325
Hopkinsville, KY		8,601	4.990%	07/2015	610	7,812
Dry Ridge, KY	(n)	5,864	4.990%	07/2015	416	5,326
Owensboro, KY	(n)	5,189	4.990%	07/2015	368	4,713
Elizabethtown, KY	(j)	2,769	4.990%	07/2015	196	2,515
Houston, TX	(b)	41,833	6.250%	09/2015	8,367	18,161
Sugar Land, TX	(b)	10,914	6.250%	09/2015	2,135	6,286
Bridgewater, NJ		14,792	5.732%	03/2016	1,035	13,825
Omaha, NE		8,374	5.610%	04/2016	621	7,560
Tempe, AZ		7,909	5.610%	04/2016	586	7,140
Lisle, IL		10,136	6.500%	06/2016	793	9,377
Dallas, TX	(b)	18,498	5.939%	07/2016	1,139	18,365
Rochester, NY	(f)	18,239	6.210%	08/2016	1,383	16,765
Statesville, NC	(f)	13,666	6.210%	08/2016	1,037	12,574
Rockford, IL	(f)	6,688	6.210%	08/2016	508	6,153
Glenwillow, OH		16,484	6.130%	09/2016	1,240	15,132
Memphis, TN		3,838	5.710%	01/2017	275	3,484
Orlando, FL		9,975	5.722%	02/2017	601	9,309
Dubuque, IA		10,056	5.402%	06/2017	733	8,725
Shreveport, LA		19,000	5.690%	07/2017	1,099	19,000
McDonough, GA		23,000	6.110%	11/2017	1,429	21,651
Lorain, OH	(b)	1,244	7.750%	07/2018	108	-
Manteca, CA	(b)	879	7.750%	07/2018	77	-
Watertown, NY	(b)	826	7.750%	07/2018	72	-
Lewisburg, WV	(b)	580	7.750%	07/2018	51	-
San Diego, CA	(b)	560	7.750%	07/2018	49	-
Galesburg, IL	(b)	493	7.750%	07/2018	43	-
Boston, MA		13,314	6.100%	12/2018	996	11,520
North Berwick, ME		10,750	3.560%	04/2019	1,532	-
Overland Park, KS	(b)	36,640	5.891%	05/2019	2,657	31,867
Kansas City, MO	(b)	17,476	5.883%	05/2019	1,268	15,182
Streetsboro, OH	(b)	18,914	5.749%	09/2019	1,344	16,338
Boca Raton, FL		20,400	6.470%	02/2020	1,342	18,383
Wall, NJ	(b)	26,044	6.250%	01/2021	3,056	-
Charleston, SC		7,350	5.850%	02/2021	437	6,632
Whippany, NJ		15,611	6.298%	11/2021	1,344	10,400
Subtotal/Wtg. Avg./Years Remaining (l)		$1,354,822	5.731%	4.0	$107,740	$1,207,987

LEXINGTON REALTY TRUST
Consolidated Properties: Mortgages and Notes Payable
3/31/2011

Property	Footnotes	Debt Balance ($000)	Interest Rate (%)	Maturity (a)	Current Estimated Annual Debt Service ($000) (d)	Balloon Payment ($000)
Corporate
Term Loan	(h)(k)	$35,551	5.520%	03/2013	$1,995	$35,551
Term Loan	(h)(k)	25,000	5.520%	03/2013	1,403	25,000
Exchangeable Notes	(e)(m)	62,150	5.450%	01/2027	3,387	62,150
Convertible Notes	(o)(q)	115,000	6.000%	01/2030	6,900	115,000
Trust Preferred Notes	(g)	129,120	6.804%	04/2037	8,785	129,120
Subtotal/Wtg. Avg./Years Remaining (l)		$366,821	6.111%	11.4	$22,470	$366,821
Total/Wtg. Avg./Years Remaining (l)		$1,721,643	5.812%	5.5	$130,210	$1,574,808

Footnotes
(a)	Subtotal and total based on weighted average term to maturity (or put dates) shown in years based on debt balance.
(b)	Debt balances based upon imputed interest rates.
(c)	Loan satisfied subsequent to quarter end.
(d)	Remaining payments for debt with less than 12 months to maturity, all others are debt service for next 12 months.
(e)	Holders have the right to put notes to Lexington commencing 2012 and every five years thereafter.
(f)	Properties are cross-collateralized properties.
(g)	Rate fixed through 04/2017, thereafter LIBOR plus 170 bps.
(h)	Rate is swapped to fixed rate through maturity.
(i)	Properties are cross-collateralized properties.
(j)	Properties are cross-collateralized properties.
(k)	Represents full payable of loans, discount of $1,940 excluded from balance.
(l)	Total shown may differ from detailed amounts due to rounding.
(m)	Represents full payable of notes, discount of $546 excluded from balance.
(n)	Properties are cross-collateralized properties.
(o)	Holders have the right to redeem the notes on 01/15/17, 01/15/20 and 01/15/25.
(p)	Lexington has an 80.5% interest in this property.
(q)	Represents full payable of notes, discount of $11,305 excluded from balance.
(r)	Maturity date represents lender call date.

LEXINGTON REALTY TRUST
Non- Consolidated Investments: Mortgages & Notes Payable
3/31/2011

Joint Venture	Footnotes	Debt Balance ($000)	LXP Proportionate Share ($000) (3)	Interest Rate (%)	Maturity	Current Estimated Annual Debt Service ($000) (4)	Balloon Payment ($000)	Proportionate Share Balloon Payment ($000) (3)
Net Lease Strategic		$13,365	$2,005	7.400%	04/2011	$85	$13,365	$2,005
Net Lease Strategic		30,582	4,587	5.126%	05/2011	131	30,582	4,587
Taber		77	21	10.125%	06/2011	78	-	-
Net Lease Strategic (5)		7,527	1,129	6.930%	07/2011	212	7,492	1,124
Jayal		370	110	11.500%	03/2012	325	-	-
Net Lease Strategic		22,479	3,372	5.147%	05/2012	1,491	22,153	3,323
Net Lease Strategic		5,101	765	7.670%	01/2013	2,914	-	-
Net Lease Strategic		12,636	1,895	5.148%	05/2013	894	12,144	1,822
Net Lease Strategic		4,735	710	5.950%	09/2013	381	4,496	674
Net Lease Strategic		19,766	2,965	5.810%	02/2014	1,551	18,588	2,788
Net Lease Strategic		9,071	1,361	5.616%	04/2014	697	8,484	1,273
Net Lease Strategic		915	137	8.500%	04/2015	271	-	-
Net Lease Strategic		16,379	2,457	5.411%	05/2015	1,189	15,087	2,263
Net Lease Strategic - Oklahoma TIC		14,585	875	5.240%	05/2015	976	13,673	820
Net Lease Strategic		12,230	1,835	5.212%	06/2015	836	11,349	1,702
Net Lease Strategic		5,912	887	5.783%	06/2015	462	5,371	806
Net Lease Strategic		16,044	2,407	8.036%	09/2015	3,438	6,925	1,039
Net Lease Strategic		4,650	698	8.036%	09/2015	948	2,203	330
Net Lease Strategic		8,300	1,245	6.090%	01/2016	668	7,446	1,117
Net Lease Strategic		6,135	920	6.090%	04/2016	494	5,465	820
Net Lease Strategic		6,308	946	6.315%	09/2016	497	5,723	858
One Summit		14,438	4,331	9.375%	10/2016	3,344	-	-
Net Lease Strategic		8,902	1,335	6.063%	11/2016	683	8,023	1,203
One Summit		9,502	2,851	10.625%	11/2016	2,239	-	-
Net Lease Strategic		8,643	1,296	5.910%	10/2018	728	6,624	994
Net Lease Strategic		9,524	1,429	6.010%	08/2019	753	7,658	1,149
Net Lease Strategic		7,500	1,125	6.507%	11/2019	545	6,692	1,004
Net Lease Strategic		9,622	1,443	6.270%	12/2019	774	7,755	1,163
Net Lease Strategic		8,396	1,259	9.800%	01/2020	1,917	-	-

LEXINGTON REALTY TRUST
Non- Consolidated Investments: Mortgages & Notes Payable
3/31/2011

Joint Venture	Footnotes	Debt Balance ($000)	LXP Proportionate Share ($000) (3)	Interest Rate (%)	Maturity	Current Estimated Annual Debt Service ($000) (4)	Balloon Payment ($000)	Proportionate Share Balloon Payment ($000) (3)
Net Lease Strategic		9,731	1,460	5.930%	10/2020	750	7,660	1,149
Net Lease Strategic		8,973	1,346	5.460%	12/2020	741	5,895	884
Net Lease Strategic		9,235	1,385	5.640%	01/2021	692	7,018	1,053
Net Lease Strategic		11,481	1,722	5.380%	08/2025	1,144	362	54
Net Lease Strategic		2,052	308	7.500%	10/2026	226	-	-
Total/Wtg. Avg. (1)/Years Remaining (2)		$335,166	$52,617	6.59%	4.8	$33,074	$248,233	$36,004

Footnotes
(1)	Weighted average interest rate based on proportionate share.
(2)	Weighted average years remaining on maturities based on proportionate debt balance.
(3)	Total balance shown may differ from detailed amounts due to rounding.
(4)	Remaining payments for debt with less than 12 months to maturity, all others are debt service for 12 months.
(5)	Lender is Lexington.

LEXINGTON REALTY TRUST
Partnership Interests
Three Months Ended March 31, 2011
  ($000)

Noncontrolling Interest Properties - Partners' Proportionate Share (1)

EBITDA	$645
Interest expense	$136
Depreciation and amortization	$492

Non-Consolidated Net Leased Real Estate - Lexington's Share

EBITDA	$6,871
Interest expense	$878

Footnotes
(1)	Excludes discontinued operations and OP unit noncontrolling interests.

LEXINGTON REALTY TRUST
Selected Balance Sheet Account Detail
3/31/2011
($000)

Other assets	$63,081

The components of other assets are:

Deposits	$1,958
Forward purchase equity commitment	33,138
Investments- capital lease	10,592
Equipment	944
Prepaids	4,402
Other receivables	1,275
Deferred tax asset	595
Deferred lease incentives	8,349
Other	1,828

Accounts payable and other liabilities	$45,914

The components of accounts payable and other liabilities are:

Accounts payable and accrued expenses	$12,068
CIP accruals and other	10,373
Taxes	641
Deferred lease costs	6,597
Subordinated notes	2,126
Deposits	1,404
Escrows	2,722
Sale/leaseback financing obligation	4,750
Transaction costs	585
Derivative liability	4,648

LEXINGTON REALTY TRUST
Revenue Data
3/31/2011
($000)

Base Rent Estimates for Current Assets
Year	Cash (1)	GAAP (1)
2011 - Remainder	$208,723	$217,939
2012	$268,347	$269,802
2013	$237,139	$238,033
2014	$201,813	$204,191
2015	$169,112	$171,129

Other Revenue Data

Asset Class	GAAP Base Rent as of 3/31/11 (2)	Percentage
Office	$48,251	64.9%
Industrial	$14,881	20.0%
Retail	$3,134	4.2%
Multi-tenant	$8,128	10.9%
	$74,394	100.0%

Credit Ratings (3)
Investment Grade	$32,649	43.9%
Non-Investment Grade	$12,510	16.8%
Unrated	$29,235	39.3%
	$74,394	100.0%

Footnotes
(1)
Amounts assume (1) lease terms for non-cancellable periods only, (2) that all below market leases are renewed by the tenants at the option rate and (3) that no new or renegotiated leases are entered into after 3/31/2011.

(2)	Three months ended 3/31/2011 GAAP base rent recognized for consolidated properties owned as of 3/31/2011.
(3)	Credit ratings are based upon either tenant, guarantor or parent. Generally, all multi-tenant assets are included in unrated.

LEXINGTON REALTY TRUST
Top 20 Markets
3/31/2011

	Core Based Statistical Area (2)	Percent of GAAP Base Rent as of 3/31/11 (1)
1	Dallas-Fort Worth-Arlington, TX	7.7%
2	Los Angeles-Long Beach-Santa Ana, CA	6.5%
3	Houston-Sugar Land-Baytown, TX	5.3%
4	Atlanta-Sandy Springs-Marietta, GA	4.4%
5	Memphis, TN-MS-AR	4.3%
6	New York-Northern New Jersey-Long Island, NY-NJ-PA	4.0%
7	Kansas City, MO-KS	3.6%
8	Detroit-Warren-Livonia, MI	3.5%
9	Orlando-Kissimmee, FL	2.7%
10	Boston-Cambridge-Quincy, MA-NH	2.6%
11	Indianapolis-Carmel, IN	2.5%
12	Baltimore-Towson, MD	2.5%
13	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2.4%
14	Chicago-Naperville-Joliet, IL-IN-WI	2.2%
15	Charlotte-Gastonia-Concord, NC-SC	2.0%
16	Phoenix-Mesa-Scottsdale, AZ	1.9%
17	Washington-Arlington-Alexandria, DC-VA-MD-WV	1.9%
18	Beaumont-Port Arthur, TX	1.8%
19	San Antonio, TX	1.8%
20	Columbus, OH	1.8%
	Total Top 20 Markets (3)	65.0%

Footnotes
(1)	Three months ended 3/31/2011 GAAP base rent recognized for consolidated properties owned as of 3/31/2011.
(2)
A Core Based Statistical Area is the official term for a functional region based around an urban center of at least 10,000 people, based on standards published by the Office of Management and Budget (OMB) in 2000.  These standards are used to replace the definitions of metropolitan areas that were defined in 1990.

(3)	Total shown may differ from detailed amounts due to rounding.

LEXINGTON REALTY TRUST
Tenant Industry Diversification
3/31/2011

Industry Category	Percent of GAAP Base Rent as of 3/31/11 (1)
Finance/Insurance	13.6%
Automotive	10.0%
Energy	9.9%
Technology	9.6%
Consumer Products	7.0%
Service	7.0%
Healthcare	6.8%
Transportation/Logistics	6.6%
Food	6.2%
Construction/Materials	3.9%
Telecommunications	3.9%
Media/Advertising	3.7%
Printing/Production	2.9%
Aerospace/Defense	2.5%
Retail Department	1.5%
Real Estate	1.4%
Education	1.1%
Apparel	1.1%
Retail Specialty	0.7%
Security	0.4%
Retail Electronics	0.3%
Total (2)	100.0%

Footnotes
(1)	Three months ended 3/31/2011 GAAP base rent recognized for consolidated properties owned as of 3/31/2011.
(2)	Total shown may differ from detailed amounts due to rounding.

LEXINGTON REALTY TRUST
Top 10 Tenants or Guarantors
3/31/2011

Tenants or Guarantors	Number of Leases	Sq. Ft. Leased	Sq. Ft. Leased as a Percent of Consolidated Portfolio (2)	GAAP Base Rent as of 3/31/11 ($000) (1)	Percent of GAAP Base Rent as of 3/31/2011 ($000) (1)
Bank of America, National Association	8	691,893	2.0%	$2,377	3.2%
Baker Hughes, Inc.	2	720,221	2.1%	$2,330	3.1%
Dana Holding Corporation and Dana Limited	6	1,902,414	5.4%	$2,075	2.8%
Federal Express Corporation	2	641,286	1.8%	$1,854	2.5%
Morgan, Lewis & Bockius, LLP (3)	1	290,565	0.8%	$1,698	2.3%
Swiss Re America Holding Corporation	2	476,123	1.4%	$1,692	2.3%
CEVA Logistics U.S., Inc. (TNT Logistics Holdings, B.V.)	3	2,503,916	7.2%	$1,642	2.2%
Wells Fargo Bank, N.A.	2	338,301	1.0%	$1,497	2.0%
International Business Machines Corporation (Internet Security Systems, Inc.)	2	289,000	0.8%	$1,477	2.0%
JPMorgan Chase Bank, National Association	3	430,375	1.2%	$1,351	1.8%
	31	8,284,094	23.7%	$17,993	24.2%

Footnotes
(1)	Three months ended 3/31/2011 GAAP base rent recognized for consolidated properties owned as of 3/31/2011.
(2)	Total shown may differ from detailed amounts due to rounding.
(3)	Includes parking garage operations. Lexington has an 80.5% interest in this property.

Investor Information

Transfer Agent		Investor Relations

BNY Mellon Shareowner Services		Patrick Carroll
480 Washington Blvd.		Morgan, Keegan & Co., Inc.
Jersey City NJ 07310-1900		Telephone (direct)	(212) 692-7215
(800) 850-3948		Facsimile (main)	(212) 594-6600
www.bnymellon.com/shareowner/isd		E-mail pcarroll@lxp.com

Research Coverage

Barclays Capital		Morgan, Keegan & Co., Inc.
Ross L. Smotrich	(212) 526-2306	Stephen C. Swett	(212) 508-7585

Friedman, Billings, Ramsey		Raymond James & Assoc.
Gabe Poggi	(703) 469-1141	Paul Puryear	(727) 567-2253

J.P. Morgan Chase		Stifel Nicolaus
Anthony Paolone	(212) 622-6682	John W. Guinee	(443) 224-1307

Keefe, Bruyette & Woods		Wells Fargo Securities, LLC
Sheila K. McGrath	(212) 887-7793	Todd J. Stender	(212) 214-8067